UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

OOMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

525 Almanor Avenue, Suite 200, Sunnyvale, California 94085

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, June 5, 2025

Dear Stockholders of Ooma, Inc.:

We are pleased to invite you to attend our 2025 Annual Meeting of Stockholders, which will be a virtual meeting to be held on June 5, 2025, at 9:30 a.m. Pacific Time via live webcast on the Internet at www.virtualshareholdermeeting.com/ooma2025 (the “Annual Meeting”), where you will be able to attend and participate in the Annual Meeting online, submit questions and vote your shares electronically. There will be no physical location for the Annual Meeting. We are embracing the latest technology to provide expanded access, improved communication and cost savings for our stockholders and Ooma. Additionally, although the live webcast is available only to stockholders as of the record date at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website, which is located at https://investors.ooma.com.

At the Annual Meeting, we will ask you to consider the following proposals:

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To elect three Class I directors;
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To ratify the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending January 31, 2026;
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To hold a non-binding advisory vote on the compensation of our named executive officers, as described in this proxy statement;
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To approve an amendment and restatement of the Ooma, Inc. 2015 Equity Incentive Plan;
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To approve an amendment and restatement of the Ooma, Inc. 2015 Employee Stock Purchase Plan; and
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To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which we expect to mail on or about April 18, 2025, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on April 10, 2025 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the Internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. See “If I am a stockholder of record of Ooma’s shares, how can I vote my shares?” or “If I am a beneficial owner of Ooma’s shares held in street name, how can I vote my shares?” in the Proxy Statement for more details. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the meeting and to vote your shares in person for the matters acted upon at the meeting.

Your vote is important. Whether or not you expect to participate in the Annual Meeting, please submit your proxy electronically via the Internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.

Sincerely,

Eric B. Stang

President, Chief Executive Officer and Chairman of

the Board of Directors

Sunnyvale, California

April 18, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual

Stockholder Meeting To Be Held on June 5, 2025: The Proxy Statement, along with the

Annual Report on Form 10-K for the fiscal year ended January 31, 2025, is available free of charge at the following website: www.proxyvote.com.

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, June 5, 2025

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. All statements contained in this report, other than statements of historical fact, including statements regarding our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” "estimate," “continue,” “anticipate,” “intend,” "could," "should," “expect,” "plan," "predict," "potentially," “seek,” and variations of such words and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends. These forward-looking statements are subject to risks, uncertainties and assumptions, including those described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended January 31, 2025. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results. We are under no duty to update any of these forward-looking statements after the date of this proxy statement.

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OOMA, INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 9:30 A.M. PACIFIC TIME ON THURSDAY, JUNE 5, 2025

This proxy statement and the enclosed form of proxy (the “Proxy Statement”) are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the 2025 Annual Meeting of Stockholders of Ooma, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Thursday, June 5, 2025 at 9:30 a.m. Pacific Time via live webcast on the Internet at www.virtualshareholdermeeting.com/ooma2025. References in the Proxy Statement to “we,” “us,” “our,” “the Company,” or “Ooma” refer to Ooma, Inc. and its subsidiaries unless the context indicates otherwise.

We will mail, on or about April 18, 2025, the Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners at the close of business on April 10, 2025. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials at http://www.proxyvote.com. These proxy materials will be available free of charge.

The Notice will identify the website where the proxy materials will be made available; the date, time and location of our Annual Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the fiscal year ended January 31, 2025 and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q: What is included in the proxy materials?

A: The proxy materials include this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2025 (the “Annual Report”). These materials were first made available to you on or about April 18, 2025. Our principal executive offices are located at 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085, and our telephone number is (650) 566-6600. We maintain a website at www.ooma.com. The information on our website is not a part of this Proxy Statement.

Q: Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A: In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 18, 2025 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials via the Internet to help reduce the environmental impact of our annual meetings of stockholders.

Q: Why didn’t I receive a Notice in the mail regarding the Internet Availability of Proxy Materials?

A: We are providing stockholders who previously requested to receive full paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via email or the Internet.

Q: What items will be voted on at the Annual Meeting?

A: Stockholders will vote on the following items at the Annual Meeting:

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to elect Peter J. Goettner, Eric B. Stang, and Jenny C. Yeh as Class I directors;
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to ratify the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending January 31, 2026;
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to hold a non-binding advisory vote on the compensation of our named executive officers, as described in this Proxy Statement;
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to approve an amendment and restatement of the Ooma, Inc. 2015 Equity Incentive Plan (the "EIP");
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to approve an amendment and restatement of the Ooma, Inc. 2015 Employee Stock Purchase Plan (the "ESPP"); and
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to transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Q: How does the Board of Directors recommend I vote on these proposals?

A: The Board recommends a vote:

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FOR the election of Peter J. Goettner, Eric B. Stang, and Jenny C. Yeh as Class I directors;
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FOR the ratification of the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending January 31, 2026;
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FOR the non-binding advisory vote on the compensation of our named executive officers as described in this Proxy Statement; and
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FOR the amendment and restatement of the EIP; and
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FOR the amendment and restatement of the ESPP.

Q: Who is making this solicitation?

A: The proxy for the Annual Meeting is being solicited on behalf of Ooma’s Board of Directors.

Q: Who pays for the proxy solicitation process?

A: Ooma will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but we have the option to retain a proxy solicitor.

Q: Who may vote at the Annual Meeting?

A: Stockholders of record as of the close of business on April 10, 2025 (the “Record Date”) are entitled to receive notice of, to participate, and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 27,560,725 shares of Ooma’s common stock issued and outstanding, held by 53 holders of record. Each share of Ooma’s common stock is entitled to one vote on each matter.

Q: What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A: Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by Ooma.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q: How may my brokerage firm or other intermediary vote my shares if I fail to provide timely instructions?

A: Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors, advisory approval of our executive compensation, the amendment and restatement of the EIP, or the amendment and restatement of the ESPP, which are “non-routine” matters, absent direction from you, resulting in broker non-votes.

Q: If I am a stockholder of record of Ooma’s shares, how can I vote my shares?

A: If you are a stockholder of record, there are four ways to vote:

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In person. You may participate in the Annual Meeting online at www.virtualshareholdermeeting.com/ooma2025 and vote your shares electronically before the polls close during the Annual Meeting. You will need the 16-digit control number included with these proxy materials to participate in the Annual Meeting.
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Via the Internet. You may vote by proxy via the Internet by following the instructions found on the Notice.
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By Telephone. You may vote by proxy by calling the toll-free number found on the Notice.
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By Mail. If you requested printed copies of the proxy materials to be mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy will vote the shares represented by that proxy as recommended by the Board of Directors. If you vote by mail, your proxy card must be received by June 5, 2025.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time) on June 4, 2025.

Q: If I am a beneficial owner of Ooma’s shares held in street name, how can I vote my shares?

A: If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders may generally vote by one of the following methods:

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In person. You may participate in the Annual Meeting online at www.virtualshareholdermeeting.com/ooma2025 and vote your shares electronically before the polls close during the Annual Meeting. You will need the 16-digit control number included with these proxy materials to participate in the Annual Meeting.
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Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.
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By Telephone. You may vote by proxy by calling the toll-free number on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.
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By Mail. If you requested printed copies of the proxy materials to be mailed to you, you may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee. If you vote by mail, your proxy card must be received by June 5, 2025.

Q: How can I elect to receive my proxy materials electronically by email?

A: Registered stockholders. To receive future copies of our proxy materials by email, registered stockholders should go to http://www.proxyvote.com and follow the enrollment instructions. Upon completion of enrollment, you will receive an email confirming the election to use the online services. The enrollment in the online program will remain in effect until the enrollment is canceled.

Beneficial stockholders. Most beneficial stockholders can elect to receive an email that will provide electronic versions of the proxy materials. To view a listing of participating brokerage firms and enroll in the online program, beneficial stockholders should go to http://www.proxyvote.com and follow the enrollment instructions. The enrollment in the online program will remain in effect for as long as the brokerage account is active or until the enrollment is canceled.

Enrolling to receive our future proxy materials online will save us the cost of printing and mailing documents, as well as help preserve our natural resources.

Q: What is the voting requirement to approve each of the proposals?

A: Each director is elected by a plurality of the voting power of the shares participating online or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected as Class I directors to serve until the 2028 annual meeting of stockholders or until their respective successors are duly elected and qualified. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The ratification of the appointment of KPMG LLP as our independent registered public accountants requires the affirmative vote of a majority of shares participating in the Annual Meeting online or represented by proxy and entitled to vote on such proposal. Abstentions are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote “against” the proposal. Broker non-votes will not count as votes cast for purposes of this proposal.

The non-binding advisory vote on the compensation of our named executive officers as described in this proxy statement requires the affirmative vote of a majority of shares participating in the Annual Meeting online or represented by proxy and entitled to vote on such proposal. Abstentions are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote “against” the proposal. Broker non-votes will not count as votes cast for purposes of this proposal.

Approval of the amendment and restatement of the EIP requires the affirmative vote of a majority of shares participating in the Annual Meeting online or represented by proxy and entitled to vote on such proposal. Abstentions are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote “against” the proposal. Broker non-votes will not count as votes cast for purposes of this proposal.

Approval of the amendment and restatement of the ESPP requires the affirmative vote of a majority of shares participating in the Annual Meeting online or represented by proxy and entitled to vote on such proposal. Abstentions are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote “against” the proposal. Broker non-votes will not count as votes cast for purposes of this proposal.

A summary of the voting provisions, provided a valid quorum is present or represented at the Annual Meeting, for the matters described in “What items will be voted on at the Annual Meeting?” is as follows:

Proposal No.	Vote	Board Recommendation	Routine or Non-Routine	Discretionary Voting by Broker Permitted?	Vote Required for Approval	Impact of Abstentions	Impact of Broker Non-votes (Uninstructed Shares)	Impact of “Withhold” Votes
1.	Election of director nominees	FOR	Non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you.	No	Plurality	No impact	No impact	No impact
2.	Ratification of independent registered public accounting firm	FOR	Routine, thus if you hold your shares in street name, your broker may vote your shares for you absent any other instructions from you.	Yes	Majority of shares participating in the Annual Meeting or represented by proxy and entitled to vote	Has the same effect as a vote against	Broker has the discretion to vote	Not applicable
3.	Advisory approval of our executive compensation	FOR	Non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you.	No	Majority of shares participating in the Annual Meeting or represented by proxy and entitled to vote	Has the same effect as a vote against	No impact	Not applicable
4.	Amendment and restatement of the EIP	FOR	Non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you.	No	Majority of shares participating in the Annual Meeting or represented by proxy and entitled to vote	Has the same effect as a vote against	No impact	Not applicable

5.	Amendment and restatement of the ESPP	FOR	Non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you.	No	Majority of shares participating in the Annual Meeting or represented by proxy and entitled to vote	Has the same effect as a vote against	No impact	Not applicable

Q: What are broker non-votes?

A: Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole “routine” matter—the ratification of the appointment of the Company’s independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors, advisory approval of our executive compensation, the amendment and restatement of the EIP, or the amendment and restatement of the ESPP absent direction from you.

Therefore, if your shares are held by a broker on your behalf, and you do not instruct the broker as to how to vote these shares on the ratification of the appointment of the Company’s independent registered public accounting firm, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. With respect to election of directors, the advisory approval of our executive compensation, the amendment and restatement of the EIP, or the amendment and restatement of the ESPP, the broker cannot exercise discretion to vote on these proposals. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. “Broker non-votes” will be considered present at the Annual Meeting and will be counted towards determining whether or not a quorum is present. In order to minimize the number of broker non-votes, please instruct your bank or broker so your vote can be counted.

Q: If I submit a proxy, how will it be voted?

A: When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q: What should I do if I get more than one proxy or voting instruction card?

A: Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q: Can I change my vote or revoke my proxy?

A: You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Annual Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to Ooma’s Corporate Secretary at Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085, prior to your shares being voted, or (3) participating in the Annual Meeting and voting electronically online at www.virtualshareholdermeeting.com/ooma2025. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.virtualshareholdermeeting.com/ooma2025.

For shares you hold beneficially in street name, you may generally change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, by participating in the Annual Meeting and voting electronically during the meeting online at www.virtualshareholdermeeting.com/ooma2025.

Q: Can I attend the meeting in person?

A: There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a registered stockholder or a street name stockholder as of April 10, 2025, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q: How can I participate in the Annual Meeting?

A: The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ooma2025. You will also be able to vote your shares electronically at the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The meeting webcast will begin promptly at 9:30 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:00 a.m., Pacific Time, and you should allow ample time for the check-in procedures. We plan to post a webcast replay to the Investor Relations section of our website, which is located at https://investors.ooma.com.

Q: What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A: We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call:

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844-986-0822 (Toll-free)
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303-562-9302 (International toll line)

Q: Why is the Annual Meeting being held only online?

A: We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual Annual Meeting will enable increased stockholder participation since stockholders can participate from any location around the world.

Q: Can I access the Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K on the Internet?

A: The Notice of Annual Meeting of Stockholders, Proxy Statement and our Annual Report on Form 10-K for the year ended January 31, 2025 are available online at http://www.proxyvote.com. At this website, you will find directions as to how you may access and review all of the important information you need. These proxy materials are free of charge.

Q: Is there a list of stockholders entitled to vote at the Annual Meeting?

A: For ten days prior to the meeting, a list of the names of stockholders of record entitled to vote will be available for inspection by stockholders of record for any purpose germane to the meeting between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices located at 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary at Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085, or email ir@ooma.com to arrange for electronic access to the stockholder list.

Q: How many shares must be present or represented to conduct business at the Annual Meeting?

A: At the Annual Meeting, the presence, online or by proxy, of a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or participate in the Annual Meeting online, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q: Who will tabulate the votes?

A: An affiliate of Broadridge Financial Solutions, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q: What are the requirements to propose actions to be included in our proxy materials for next year’s Annual Meeting of Stockholders (our “2026 Annual Meeting”) or for consideration at our 2026 Annual Meeting (including the deadline to propose actions for consideration at our 2026 Annual Meeting or to nominate individuals to serve as directors)?

A: Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2026 Annual Meeting:

Stockholders may present proper proposals, including the nomination of directors, for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to Ooma’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2026 Annual Meeting, the Corporate Secretary of Ooma must receive the written proposal at our principal executive offices no later than 5:00 p.m. Eastern Time on December 19, 2025, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

If we hold our 2026 Annual Meeting more than 30 days before or after June 5, 2026 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadline by which stockholder proposals must be received in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or a Current Report on Form 8-K. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Proposals should be addressed to:

Ooma, Inc.

Attn: Corporate Secretary

525 Almanor Avenue, Suite 200

Sunnyvale, California 94085

Requirements for Stockholder Proposals to be presented at our 2026 Annual Meeting:

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) pursuant to our proxy materials with respect to such meeting, (2) by or at the direction of our Board of Directors, or (3) by a stockholder who is a stockholder of record both at the time the stockholder provides proper written notice of the proposal which the stockholder seeks to present at our annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting, and who has timely complied in proper written form with the notice procedures set forth in our amended and restated bylaws. In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to our amended and restated bylaws and applicable law. To be timely for our 2026 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive offices:

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not earlier than 5:00 p.m. Eastern Time on December 19, 2025, and
•
not later than 5:00 p.m. Eastern Time on January 18, 2026.

If we hold our 2026 Annual Meeting more than 30 days before or more than 60 days after June 5, 2026 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive offices:

•
not earlier than 5:00 p.m. Eastern Time on the 120th day prior to such annual meeting, and
•
not later than 5:00 p.m. Eastern Time on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made by us.

Any notice of proposed business must contain specific information concerning the matters to be brought before the meeting in accordance with our amended and restated bylaws. We urge you to read our amended and restated bylaws in full in order to understand the requirements of bringing a proposal. If a notice containing all the required information is not timely delivered, your proposal will not be presented.

Nomination of Director Candidates: Pursuant to our corporate governance guidelines, stockholders may propose director candidates for consideration by our nominating and governance committee. Stockholders may submit director candidate suggestions in writing to the attention of the Corporate Secretary of the Company at 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085, providing the candidate’s name and qualifications for service as a Board member, a document signed by the candidate indicating the candidate’s willingness to serve, if elected, and evidence of the stockholder’s ownership of Company stock. A stockholder wishing to nominate a candidate (as opposed to a recommendation) must follow the procedures described in Section 2.4 of the amended and restated bylaws of the Company. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b).

Our amended and restated bylaws permit eligible stockholders to nominate directors for election at an annual meeting of stockholders. To be eligible, a stockholder must be a stockholder of record both at the time the stockholder provides proper written notice of the proposed nomination and as of the record date determining stockholders entitled to vote at the annual meeting. Nominations by eligible stockholders must also be in proper written form in compliance with our amended and restated bylaws.

Any nomination must contain specific information concerning the nominee in accordance with our amended and restated bylaws. We urge you to read our amended and restated bylaws in full in order to understand the requirements of nominating a director candidate.

Availability of Bylaws: Our amended and restated bylaws were filed as Exhibit 3.1 to our Quarterly Report on Form 10-Q filed with the SEC on December 8, 2023. A link to this filing is available on our website at https://investors.ooma.com/financial-information/sec-filings/. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. The amended and restated bylaws, and not the foregoing summary, together with applicable law, control stockholder actions and nominations relating to our annual meetings.

Q: Where can I find the voting results of the Annual Meeting?

A: We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

Q: I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A: The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Ooma stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Ooma that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085 or (3) contact our Investor Relations department by email at ir@ooma.com or by telephone at (650) 300-1480. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q: What if I have questions about my Ooma shares or need to change my mailing address?

A: You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at 1-800-736-3001 (U.S.) or +1-781-575-3100 (outside the U.S.), by email at www.computershare.com/us/contact/ or by U.S. mail at 462 South 4th Street, Suite 1600, Louisville, KY, 40202, if you have questions about your Ooma shares or need to change your mailing address.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors

The following table sets forth, as of April 18, 2025, the names, ages and positions of our director nominees and directors who will continue in office after the Annual Meeting:

Name	Age	Position	Director Since	Current Term Expires	Expiration of Term for which Nominated
Directors with Terms expiring at the Annual Meeting (Nominees)
Peter J. Goettner	61	Director and Director Nominee(1)(2)	2013	2025	2028
Eric B. Stang	65	Director, Director Nominee, President and Chief Executive Officer	2009	2025	2028
Jenny C. Yeh	51	Director, Director Nominee, Senior Vice President and Chief Legal Officer	2021	2025	2028
Continuing Directors
Susan G. Butenhoff	65	Director(2)	2016	2026
Russ Mann	56	Director(1)(3)	2009	2026
Andrew H. Galligan	68	Director(1)	2014	2027
Judi A. Hand	63	Director(2)(3)	2020	2027
William D. Pearce	62	Director(3)	2013	2027

(1)
Member of Audit Committee
(2)
Member of Nominating and Governance Committee
(3)
Member of Compensation Committee

Nominees for Director

Peter J. Goettner has served on our Board of Directors since March 2013. Mr. Goettner has been a General Partner at Worldview Technology Partners, Inc., a venture capital firm, since June 2004. He is the Founder of Crosschq, Inc., an IT security company, and has been its Chairman since November 2017. Mr. Goettner was previously Chief Executive Officer of DigitalThink, Inc., a SaaS e-learning solutions company which he founded, for seven years. Mr. Goettner holds a B.S. in Computer Engineering from the University of Michigan and an M.B.A. from the Haas School of Business at the University of California, Berkeley.

Our Board of Directors believes that Mr. Goettner brings extensive experience in the technology industry to our Board of Directors. His service on several boards provides an important perspective on operations and corporate governance matters, and qualifies him to serve as one of our directors.

Eric B. Stang has served as our President, Chief Executive Officer, and Board of Directors member since January 2009. He has been Chairman of our Board of Directors since December 2014. Mr. Stang is also a member of the board of Rambus Inc., a publicly traded company providing industry-leading chips, silicon IP, and technology licensing, where he serves as the Chair of its Compensation and Human Resources Committee and a member of its Corporate Governance/Nominating Committee. Mr. Stang was previously a director of InvenSense, Inc., a publicly traded MEMS semiconductor company, from 2014 to 2017, and Solta Medical, Inc., a publicly traded medical aesthetics company, from 2008 to 2014. From 2006 to 2008, Mr. Stang was President and Chief Executive Officer and a member of the board of directors of Reliant Technologies, a privately held developer of medical technologies for aesthetic applications. Previously, he was Chairman, President and Chief Executive Officer of Lexar Media, Inc., a publicly traded solid-state memory products company, now a subsidiary of Micron Technology. He occasionally serves on the boards of private companies. Mr. Stang holds an A.B. in Economics from Stanford University and an M.B.A. from the Harvard Business School.

Our Board of Directors believes that Mr. Stang is qualified to serve as a director because of his operational and historical expertise gained from serving as our President and Chief Executive Officer, his extensive public and private company board experience, and his experience as an executive in the technology industry. Our Board of Directors also believes that he brings strong continuity to the Board of Directors.

Jenny C. Yeh has served on our Board of Directors since January 2021, and has served as our Chief Legal Officer since December 2024, including as Senior Vice President since February 2024. She previously served as our General Counsel from December 2018 to December 2024 and as Vice President from December 2018 to February 2024. She oversees all of the Company's legal and regulatory affairs. With over 25 years of experience in general corporate law, transactions, and litigation, Ms. Yeh's career includes Senior Vice President & General Counsel at Sphere 3D Corp. from October 2015 to November 2017, and as a senior legal advisory team member at General Electric from September 2011 to March 2015. Prior to General Electric, she was a partner at Baker & McKenzie from 2007 to 2011, specializing in complex cross-border M&A transactions and general corporate matters. Earlier in her career, Ms. Yeh worked at Wilson Sonsini Goodrich & Rosati, representing technology and emerging growth companies on securities law matters, corporate governance, venture financings, securities offerings, public reporting, M&A, and initial public offerings. Ms. Yeh holds a B.A. from the University of California, Berkeley, and a J.D. from Georgetown University Law Center.

Our Board of Directors believes Ms. Yeh is highly qualified to serve as a director due to her deep understanding of the Company’s operations and extensive expertise in navigating complex legal issues. Additionally, her strategic and business acumen brings valuable multi-dimensional thinking to the Board of Directors.

Continuing Directors

Susan G. Butenhoff has served on our Board of Directors since July 2016. She also serves on the board of Hall Wines, a privately held winery in the U.S. Ms. Butenhoff is a strategic consultant specializing in risk mitigation and market positioning for some of Silicon Valley’s largest technology companies. Previously, Ms. Butenhoff was the Founder and CEO of Access Communications, one of the largest independent technology public relations firms in the U.S., which Omnicom Group later acquired, from its founding in 1991 to February 2018. From August 2014 to January 2017, she also held the position of Global Technology Director at Ketchum, a global PR and marketing firm. With over 30 years of experience in technology marketing, Ms. Butenhoff has collaborated with technology disruptors and leaders, including Alphabet, PayPal, Facebook, Intuit, Adobe, and Apple. She holds a B.A. from Sussex University (England) and an M.Phil. in International Relations from the University of Cambridge (England).

Our Board of Directors considers Ms. Butenhoff highly qualified to serve as an independent director due to her extensive experience helping technology companies identify and enhance their competitive market positions and build their brands and revenues. Additionally, her operational experience leading a global marketing firm and her strong consulting and communication skills make her a valuable contributor to the Board of Directors.

Russ Mann has served on our Board of Directors since September 2009. He is currently a Senior Operating Partner at Diversis Capital, a private equity firm focused on B2B SaaS software companies, since July 2024. He also serves on several other boards, including Gondola Skate, a privately held retail fixture mobilization company, since December 2024, Thinkific Labs Inc., a publicly traded online learning management and payments platform, since September 2024, Ignite Visibility LLC, a privately held digital marketing agency, since March 2023, and Flume Water, Inc., a privately held IOT device and data company, since November 2023. Mr. Mann's previous roles include CEO and board member of WineBid, an online auction market for vintage wine, from January 2019 to November 2022, Chairman of the board of Demandstar, a B2B marketplace, from June 2018 to May 2022, and board member and CEO of Onvia, a publicly traded company providing B2G commerce intelligence and database information services, from January 2017 until its acquisition in November 2017 by Deltek, a Roper company. Mr. Mann has also held senior leadership positions as Chief Marketing Officer and Senior Vice President at Outerwall’s EcoATM kiosk network, General Manager of Gazelle.com, a leader in the purchase and sale of used cell phones and electronics, from May 2016 until Outerwall's acquisition by Apollo Management Group in January 2017, Chief Marketing Officer of Nintex USA LLC, a B2B software company, from November 2014 to November 2015, and as Chairman and Chief Executive Officer of Covario, Inc., an advertising technology and digital marketing agency with a specialty in telecom services and computing devices marketing, from January 2006 to May 2014. Mr. Mann has a B.A. from Cornell University and an M.B.A. from the Harvard Business School.

Our Board of Directors believes Mr. Mann is qualified to serve as an independent director based on his experience as a multi-time CEO and Chairman of public and private companies that have had numerous M&A events and financings. He also has significant experience in companies with hardware, software, and data revenue lines, including direct and channel sales and marketing expertise for both B2B software and data companies and consumer electronics companies.

Andrew H. Galligan has served on our Board of Directors since December 2014. He also serves as a board member and an audit committee member of Arcellx, a publicly traded clinical-stage biotechnology company, since March 2025. Mr. Galligan was the Chief Financial Officer for ten years at Nevro Corp., a publicly traded medical device company. Previously, he served as our Chief Financial Officer from February 2009 to May 2010, and later as a consultant for our Company for four years. From 2007 to 2008, Mr. Galligan also served as the Chief Financial Officer of Reliant Technologies, Inc., a medical device company (later acquired by Solta Medical, Inc.). Additionally, he has held top financial executive roles at other medical device companies. Mr. Galligan began his career in various financial positions at KPMG LLP and Raychem Corp. Mr. Galligan received a B.B.S. in Business and Finance from Trinity College, Dublin University (Ireland). He is also a Fellow of the Institute of Chartered Accountants in Ireland.

Our Board of Directors believes that Mr. Galligan’s financial expertise, including his years of experience as chief financial officer and financial consultant of publicly traded and privately held companies, brings deep financial and accounting knowledge to our Board of Directors and qualifies him to serve as the chairperson of our audit committee and one of our directors.

Judi A. Hand has served on our Board of Directors since June 2020. She is also on the board of SOVRN, an advertising, publisher, and commerce software company, since February 2022 and previously served on the board of Manitoba Telecom Services / Allstream, from May 2014 to May 2017. Since January 2017, Ms. Hand has been the Executive Vice President and Chief Revenue Officer for TTEC Holdings, a global customer experience technology and services company, with 62,000 employees on six continents. In addition, from April 2007 to December 2017, Ms. Hand was President and General Manager of TTEC Customer Growth Services (formerly Revana and Direct Alliance). With more than 35 years of sales, marketing, and general management experience, Ms. Hand has held senior positions at telecom industry leaders including AT&T, where she was responsible for a large division serving Enterprise customers, and at US West Qwest, where she ran the Consumer and Small Business division. She holds an M.S. in management from Stanford University and a B.A. in communications and marketing from the University of Nebraska.

Our Board of Directors believes that Ms. Hand’s deep experience in the communications industry and her years of leadership experience in go-to-market roles make her qualified to advise the Company on market and revenue growth strategies and execution.

William D. Pearce has served on our Board of Directors since March 2013, and as Lead Non-Management Director since June 2017. He is currently a member of the board for Algonomy Software Private Limited, a privately held AI-based personalized shopping experience firm. Mr. Pearce is also a Marketing Faculty member at the Haas School of Business at the University of California, Berkeley. From 2012 to 2014, Mr. Pearce was Partner and Marketing Practice Director at The Partnering Group, a global consumer products and retail management consulting firm. From 2008 to 2011, he was Senior Vice President and Chief Marketing Officer at Del Monte Foods, Inc., a food production and distribution company. Mr. Pearce also served as President and Chief Executive Officer of Foresight Medical Technology LLC, a medical devices company, from 2007 to 2008; Chief Marketing Officer at Taco Bell Corp., a quick service restaurant company and subsidiary of Yum! Brands, Inc., from 2004 to 2007; and Vice President of Marketing at Campbell Soup Company, from 2003 to 2004. Mr. Pearce holds a B.A. in Economics from Syracuse University and an M.B.A. from the S.C. Johnson Graduate School of Management, Cornell University.

Our Board of Directors believes that Mr. Pearce is qualified to serve as a director based on his prior experience as an executive at several publicly traded companies and his considerable experience as a board member of several privately held companies.

Executive Officers

The names of our executive officers, their ages as of April 18, 2025, and their positions are shown below.

Name	Age	Position
Eric B. Stang	65	President and Chief Executive Officer
Shig Hamamatsu	52	Senior Vice President and Chief Financial Officer
Jenny C. Yeh	51	Senior Vice President and Chief Legal Officer
Namrata Sabharwal	54	Chief Accounting Officer

For information regarding Mr. Stang and Ms. Yeh, please refer to their respective biographies under “Continuing Directors,” above.

Shig Hamamatsu has served as our Senior Vice President and Chief Financial Officer since February 2024 and Vice President and Chief Financial Officer from September 2021 to February 2024. Prior to joining us, he worked for Accuray Incorporated, a publicly traded medical device company, where he served as Chief Financial Officer from November 2018 to September 2021, as Interim Chief Financial Officer from October 2018 to November 2018 and as Vice President, Finance and Chief Accounting Officer from September 2017 to September 2018. Prior to joining Accuray, Mr. Hamamatsu served as VP, Corporate Controller at Cepheid, a publicly traded molecular diagnostics company that was acquired by Danaher Corporation, from November 2015 to May 2017. From June 2014 to November 2015, he served as VP, Finance and Corporate Controller at Cypress Semiconductor Corporation, a publicly traded global semiconductor manufacturer. From May 2012 until May 2014, Mr. Hamamatsu served as VP, Finance at RPX Corporation, a publicly traded patent risk management solutions provider. Mr. Hamamatsu began his career as an auditor at PricewaterhouseCoopers LLP. Mr. Hamamatsu holds a B.A. Business Administration, concentration in accounting, from the University of Washington. He is a certified public accountant in the state of California (inactive).

Namrata Sabharwal has been our Chief Accounting Officer since June 2022. Prior to that, Ms. Sabharwal served as our Vice President, Corporate Controller since May 2016, during which time she also served as our interim Chief Financial Officer from June 2021 to September 2021. From March 2015 to May 2016, she served as our Director of SEC Reporting & SOX. Prior to joining us, Ms. Sabharwal served as Assistant Controller and Senior Director of Finance at Gigamon Inc. from July 2012 to March 2015. Ms. Sabharwal started her career with Deloitte & Touche LLP as a certified public accountant. She holds a Bachelor of Commerce degree in accounting and finance from Mumbai University, India.

There are no family relationships among any of our directors or executive officers.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors. The authorized number of directors is fixed by our Board of Directors, subject to the terms of our amended and restated certificate of incorporation and amended and restated bylaws. The current authorized number of directors constituting our entire Board is nine. Our Board of Directors currently consists of eight directors, six of whom qualify as “independent” under the New York Stock Exchange listing standards.

Except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.

Our Board currently consists of eight directors. In addition, Mr. Pearce was appointed as Lead Non-Management Director for another one-year term, effective immediately following the 2025 annual meeting and continuing until the 2026 annual meeting.

In accordance with our amended and restated certificate of incorporation and our amended and restated bylaws, our Board of Directors is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

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Class I directors are Mr. Goettner, Mr. Stang, and Ms. Yeh, whose current terms will expire at the Annual Meeting, and they are standing for election at this Annual Meeting for terms that will expire at the annual meeting of stockholders to be held in 2028;
•
Class II directors are Ms. Butenhoff and Mr. Mann, and their current terms will expire at the annual meeting of stockholders to be held in 2026; and
•
Class III directors are Mr. Galligan, Ms. Hand, and Mr. Pearce, and their current terms will expire at the annual meeting of stockholders to be held in 2027.

The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change of control. Under Delaware law, our directors may be removed for cause by the affirmative vote of the holders of a majority of our outstanding voting stock. Directors may not be removed by our stockholders without cause.

Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Board Meetings and Director Communications

During fiscal 2025, the Board of Directors held five meetings and each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods that he or she served. Directors are also encouraged to attend annual meetings of the stockholders of the Company. All of our then-continuing directors attended the 2024 annual meeting of stockholders.

Stockholders and other interested parties may communicate with the non-management members of the Board of Directors by mail sent to the Company’s principal executive offices addressed to the intended recipient and care of our Corporate Secretary. Our Corporate Secretary will review all incoming stockholder communications and route such communications as appropriate to member(s) of the Board of Directors (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material). For a more detailed description of stockholder communications see “Communications With Our Board of Directors.”

Director Independence

Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors determined that none of Ms. Butenhoff, Mr. Galligan, Mr. Goettner, Ms. Hand, Mr. Mann, and Mr. Pearce has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange (the “Applicable Rules”). The Board determined that Mr. Stang and Ms. Yeh are not “independent” as that term is defined under the Applicable

Rules. In making these determinations, our Board of Directors considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director or affiliated entities, and the transactions involving them described under “Certain Relationships and Related Party Transactions.” The Board of Directors also determined that each director other than Mr. Stang and Ms. Yeh is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director.

Board Committees

Our Board of Directors currently has an audit committee, a compensation committee and a nominating and governance committee. The composition and responsibilities of each of the committees of our Board of Directors are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee

Our audit committee is comprised of Messrs. Galligan, Goettner and Mann, with Mr. Galligan serving as our audit committee chairperson. The composition of our audit committee meets the requirements for independence of audit committee members under current New York Stock Exchange listing standards and SEC rules and regulations. Each member of our audit committee meets the financial literacy requirements of the current listing standards. In addition, our Board of Directors has determined that Mr. Galligan is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). During fiscal 2025, the audit committee held eight meetings. The responsibilities of our audit committee include, among other things:

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selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•
helping to ensure the independence and performance of the independent registered public accounting firm;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results;
•
establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;
•
periodically reviewing legal compliance matters, including securities trading policies, periodically reviewing significant accounting and other financial risks or exposures to our Company;
•
establishing policies for the hiring of employees and former employees of the independent registered public accounting firm;
•
considering the adequacy of our internal accounting controls and audit procedures;
•
reviewing our policies on risk assessment and risk management;
•
approving all audit and non-audit services other than de minimis non-audit services, to be performed by the independent registered public accounting firm; and
•
reviewing the audit committee report required by SEC rules to be included in our annual proxy statement.

Our audit committee was established in accordance with, and operates under a written charter that satisfies, the applicable rules of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our audit committee is available on the Investors section of our website at https://investors.ooma.com/corporate-governance/documents-charters.

Compensation Committee

Our compensation committee is comprised of Ms. Hand, Mr. Mann and Mr. Pearce. Mr. Pearce serves as our compensation committee chairperson. Each member of our compensation committee meets the requirements for independence for compensation committee members under current New York Stock Exchange listing standards and SEC rules and regulations. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. During fiscal 2025, the compensation committee held six meetings. The responsibilities of our compensation committee include, among other things:

•
overseeing our overall compensation philosophy, compensation plans and benefits programs;
•
reviewing, approving and determining, or making recommendations to our Board of Directors regarding, the compensation and benefits provided to our Chief Executive Officer and other executive officers;
•
administering our stock and equity incentive plans;
•
reviewing and approving or making recommendations to our Board of Directors regarding incentive compensation and equity plans; and
•
establishing and reviewing general policies relating to compensation and benefits of our employees.

Our compensation committee also periodically reviews and make recommendations to our Board of Directors as to compensation for the non-employee members of our Board of Directors.

Our compensation committee has the authority to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist the compensation committee in carrying out its responsibilities and functions as set forth herein. In fiscal 2025, our compensation committee retained the services of Compensia, Inc., an independent compensation consulting firm, to provide advice and recommendations on competitive market practices and specific compensation decisions for our executive officers and non-employee directors. Compensia provided no other services to the Company in fiscal year 2025.

Our compensation committee was established in accordance with, and operates under a written charter that satisfies, the applicable rules of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our compensation committee is available on the Investors section of our website at https://investors.ooma.com/corporate-governance/documents-charters.

Nominating and Governance Committee

Our nominating and governance committee is comprised of Mses. Butenhoff and Hand, and Mr. Goettner. Ms. Butenhoff serves as our nominating and governance committee chairperson. The composition of our nominating and governance committee meets the requirements for independence under current New York Stock Exchange listing standards and SEC rules and regulations. The nominating and governance committee held four meetings in fiscal 2025. The responsibilities of our nominating and governance committee include, among other things:

•
identifying, evaluating and selecting, or making recommendations to our board of directors regarding nominees for election or our Board of Directors and its committees;
•
considering and making recommendations to our board of directors regarding the composition of our Board and Directors and its committees;
•
reviewing proposed waivers of the code of ethics and business conduct;
•
reviewing, jointly with the compensation committee, succession planning for our chief executive officer and other executive officers and evaluating potential successors;
•
reviewing and assessing the adequacy of our corporate governance guidelines and recommending any proposed changes to our Board of Directors;
•
evaluating the performance of our Board of Directors and of individual directors; and
•
reviewing and overseeing the management of our strategy, initiatives, risks, opportunities and related reporting with respect to significant environmental, social and governance matters (other than human capital management matters which are overseen by the compensation committee).

Our nominating and governance committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our nominating and governance committee and our corporate governance guidelines is available on the Investors section of our website at https://investors.ooma.com/corporate-governance/documents-charters.

Committee Membership

Our Board has established three standing committees: the audit committee, the compensation committee, and the nominating and governance committee.

Audit Committee	Compensation Committee	Nominating and Governance Committee
Andrew H. Galligan (chair)	William D. Pearce (chair)	Susan Butenhoff (chair)
Peter J. Goettner	Judi Hand	Peter J. Goettner
Russ Mann	Russ Mann	Judi Hand

Nominations Process and Director Qualifications

Nomination to the Board of Directors

Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of our nominating and governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our corporate governance guidelines and the considerations described below regarding the evaluation of director nominees. In recommending candidates for nomination, our nominating and governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.

Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our Board of Directors is set forth above under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2026 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2026 Annual Meeting.”

Considerations in Evaluating Director Nominees

Our nominating and governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and governance committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. In evaluating the suitability of individual candidates, our nominating and governance committee may take into account many factors, including, without limitation, diversity of personal and professional background, perspective and experience; personal and professional integrity, ethics and values; experience in corporate management, operations or finance; experience relevant to the Company’s industry and with relevant social policy concerns; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; practical and mature business judgment; any statutory or listing requirements and any other relevant qualifications, attributes or skills. Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and governance committee may also consider such other factors as it may deem desirable, from time to time, and are in our and our stockholders’ best interests.

The policy of our nominating and governance committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board. In evaluating such recommendations, the nominating and governance committee will address the membership criteria set forth above.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body, and our nominating and governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and governance committee may take into account the benefits of diverse viewpoints. Our nominating and governance committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations. After completing its review and evaluation of director candidates, our nominating and governance committee recommends to our full Board of Directors the director nominees for selection.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has ever been an executive officer or employee of ours, and no member of our compensation committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. None of our executive officers currently serve, or have served during the last completed year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that is applicable to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. A copy of our Code of Ethics and Business Conduct is available in the Investors section of our website at https://investors.ooma.com/corporate-governance/documents-charters.

Board Leadership Structure

We believe that the structure of our Board of Directors and its committees provides strong overall management of our Company. Eric Stang is the Chairman of our Board of Directors and our President and Chief Executive Officer, and consequently Mr. Stang is not independent under the listing standards of the New York Stock Exchange as a result of his employment with us. Our Board of Directors believes that Mr. Stang is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Accordingly, our Board of Directors has determined that the combined role of Chairman and Chief Executive Officer is the best leadership structure for us at the current time and is in the best interests of our Board of Directors, our Company and our stockholders as it promotes the efficient and effective development and execution of our corporate strategy and facilitates information flow between management and our Board of Directors.

Our corporate governance guidelines provide that if our Chairman is not independent, the Board of Directors will designate a lead director. The Board of Directors determined that it would be beneficial to have a lead director to, among other things, preside over executive sessions of the independent directors, which provides the Board of Directors with the benefit of having the perspective of independent directors. The role of the lead director is described further below.

As our Chief Executive Officer, Mr. Stang is responsible for setting the strategic direction of our Company, the general management and operation of the business and the guidance and oversight of senior management. And as the Chairman of our Board of Directors, he also monitors the content, quality and timeliness of information sent to our Board of Directors.

Lead Non-Management Director

Our Board of Directors has appointed William D. Pearce to serve as our lead non-management director. As lead non-management director, Mr. Pearce presides over periodic meetings of our independent directors, serves as a liaison between our Chairman and our independent directors and performs such additional duties as our Board of Directors may otherwise determine and delegate.

Board’s Role in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our external audit function. Our compensation committee reviews and discusses the risks arising from our compensation philosophy and practices applicable to all employees that are reasonably likely to have a materially adverse effect on us. All of our standing committees report to the Board of Directors on a periodic basis.

Information Security

We are heavily reliant on our technology and infrastructure to provide our products and services to our customers. As a result, we have developed an information security program (referred to as our InfoSec Program) to enhance our network security measures, identify and mitigate information security risks, and protect and preserve the confidentiality, integrity, and continued availability of our own critical information as well as that of our customers and suppliers that is in our care. Our InfoSec Program includes development, implementation, and continual improvement of policies and procedures to safeguard information and ensure availability of critical data and systems. Our InfoSec Program further includes using third-party software to help us identify potential weaknesses and to conduct periodic network access penetration testing on a regular basis. In addition, in accordance with our InfoSec Program, we actively monitor known threats that could affect our products and services and we work with our suppliers to provide us with real-time reports of threats or vulnerabilities that may affect our enterprise-wide systems. Our InfoSec Program also includes a cyber incident response plan that provides controls and procedures for timely and accurate reporting of any material cybersecurity incident.

Management reports security instances to the Board as they occur, if material, and provides a summary multiple times per year to the full Board of Directors about periodic assessment of our internal response preparedness, and assessments led by outside advisors. We carry insurance intended to defray potential losses arising from a cybersecurity incident. We have not experienced any material information security breaches or incurred any material expenditures related to any information security breaches in the last three years. To date, we have not paid any penalties or settlements in connection with any information security breaches.

Outside Director Compensation

The following table summarizes compensation paid to our non-employee directors during the fiscal year ended January 31, 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)(4)	Total ($)
Susan G. Butenhoff	54,000	174,212	228,212
Andrew H. Galligan	60,000	174,212	234,212
Peter J. Goettner	54,000	174,212	228,212
Judi A. Hand	44,000	174,212	218,212
Russ Mann	56,000	174,212	230,212
William D. Pearce	67,000	174,212	241,212

(1)
The amount reported represents the fees earned for service on the Board of Directors and committees of the Board of Directors during fiscal 2025.
(2)
In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock awards granted to our non-employee directors during fiscal 2025, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). The grant date fair value for restricted stock units is measured based on the closing price of the Company’s common stock on the date of grant. See Note 2 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025 titled “Significant Accounting Policies.”
(3)
As of January 31, 2025, each non-employee director held 19,685 unvested restricted stock units.
(4)
As of January 31, 2025, none of our non-employee directors held any stock options.

Directors who are also our employees receive no additional compensation for their service as a director. During the fiscal year ended January 31, 2025, two current directors, Mr. Stang, our President, Chief Executive Officer and Chairman of the Board, and Ms. Yeh, our Senior Vice President and Chief Legal Officer, were employees. Their compensation is discussed in “Executive Compensation.”

Cash Compensation

For fiscal 2025, each of our non-employee directors is entitled to an annual cash retainer of $40,000 for serving on our Board of Directors. The retainer is payable in arrears in equal quarterly installments, subject to such director’s continued service on the last day of the preceding quarter and prorated as necessary to reflect service commencement during the quarter.

The chairpersons and non-chair members of the three standing committees of our Board of Directors will be entitled to the following additional annual cash fees (payable in arrears in equal quarterly installments, subject to such director’s continued service on the last day of the preceding quarter and prorated as necessary to reflect service commencement during the quarter):

Board Committee	Chairperson Fee ($)	Non-Chair Member Fee ($)
Audit Committee	20,000	10,000
Compensation Committee	12,000	6,000
Nominating and Governance Committee	8,000	4,000

In addition, our lead director is entitled to an additional $15,000 annual cash fee, payable in arrears in equal quarterly installments, subject to such director’s continued service on the last day of the preceding quarter and prorated as necessary to reflect service commencement during the quarter.

Our non-employee directors are also reimbursed for travel, lodging and other reasonable expenses incurred in connection with their attendance at Board of Directors or committee meetings.

Equity Compensation

Annual Restricted Stock Unit Grant. Each non-employee director is entitled to an annual grant of restricted stock units (“RSUs”), serving as members of our Board of Directors on the date of each annual meeting, equal to $150,000 divided by the average closing price of our common stock on the New York Stock Exchange over the 30 trading days preceding the grant. These restricted stock units will vest on the date of the subsequent annual meeting, subject to the director’s continued service through the vesting date.

Director Stock Ownership Guidelines. Upon consultation with Compensia, in fiscal 2021 our compensation committee approved, and the Company adopted, stock ownership guidelines for its non-employee directors. Directors are required to hold an equivalent value of Ooma common stock (or qualifying equity holdings) equal to three times a director’s annual cash retainer. Shares that count toward meeting the stock ownership guidelines include shares owned outright, restricted stock and RSUs, stock purchase plan holdings and shares owned directly by the director’s immediate family members and/or trust. Directors have the later of five years from appointment of the Board of Directors or the date of the policy adoption to acquire and hold the pre-determined level of shares. As of January 31, 2025, all of our directors had reached the stated ownership requirements for fiscal year 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors, certain officers and ten percent stockholders to file reports of ownership and changes in ownership with the SEC. Each of the following forms were filed late due to clerical errors: Mr. Stang’s Form 4 to report the grant of 250,000 restricted stock units; Mr. Hamamatsu’s Form 4 to report the grant of 70,000 restricted stock units; Ms. Sabharwal’s Form 4 to report the grant of 20,000 restricted stock units; Mr. Gustke’s Form 4 to report the grant of 32,000 restricted stock units; Ms. Yeh’s Form 4 to report the grant of 53,000 restricted stock units; and Ms. Butenhoff's Form 4 to report the sale of 10,912 shares. Based upon a review of filings with the SEC and/or written representations that no other reports were required, we believe that all other reports for the Company’s officers and directors that were required to be filed under Section 16 of the Exchange Act were timely filed for 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of April 10, 2025 by:

(1)
each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
(2)
each of our named executive officers;
(3)
each of our directors; and
(4)
all executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. To our knowledge, no person or entity except as set forth below, is the beneficial owner of more than 5% of the voting power of our common stock as of the close of business on April 10, 2025.

Under SEC rules, the calculation of the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person includes both outstanding shares of our common stock then owned as well as any shares of our common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 10, 2025. Shares subject to those options for a particular person are not included as outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 27,560,725 shares of our common stock outstanding as of April 10, 2025. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, California 94085.

Name of Beneficial Owner	Common Stock	Options Exercisable within 60 days	Restricted Stock Units Vesting within 60 days	Number of Shares Beneficially Owned	Percentage Ownership
5% Stockholders
Entities affiliated with Blackrock, Inc.(1)	1,863,945	—	—	1,863,945	6.8%
Trigran Investments, Inc.(2)	3,487,277	—	—	3,487,277	12.7%
Named Executive Officers and Directors
Eric B. Stang(3)	1,293,717	302,188	44,375	1,640,280	5.9%
James A. Gustke(4)	128,866	26,800	6,188	161,854	*
Jenny C. Yeh(5)	59,072	7,800	8,563	75,435	*
Shig Hamamatsu(6)	44,404	—	11,188	55,592	*
Namrata Sabharwal(7)	23,546	2,500	2,938	28,984	*
Andrew H. Galligan(8)	222,247	—	19,685	241,932	*
William D. Pearce(9)	143,668	—	19,685	163,353	*
Peter J. Goettner(10)	133,026	—	19,685	152,711	*
Russ Mann(11)	95,131	—	19,685	114,816	*
Susan G. Butenhoff(12)	77,499	—	19,685	97,184	*
Judi A. Hand(13)	41,087	—	19,685	60,772	*

All executive officers and directors as a group (10 persons)	2,262,263	339,288	191,362	2,792,913	9.9%

* Represents less than 1% of the total shares.

(1)
Based on information set forth in a Schedule 13G/A filed with the SEC on February 7, 2025. The Reporting Person, Blackrock, Inc., a publicly traded Delaware corporation, has sole voting power over 1,836,241 shares of common stock of the Company and sole dispositive power over

1,863,945 shares of common stock of the Company. The address of the Reporting Person is 50 Hudson Yards, New York, NY 10001. Based on a Schedule 13G/A filed by the Reporting Person with the SEC on April 15, 2025, the share amounts reported in this footnote increased from 1,836,241 to 1,874,331, with no change in the ownership percentage.
(2)
Based on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2025. The Reporting Person, Trigran Investments, Inc., an Illinois corporation, has shared voting power over 3,310,572 shares of common stock of the Company and shared dispositive power over 3,487,277 shares of common stock of the Company, shared with Douglas Granat, Lawrence A. Oberman, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon and Steven R. Monieson, the controlling shareholders and officers of Trigran Investments, Inc. The address of the Reporting Person and each of the listed controlling shareholders and officers is 630 Dundee Road, Suite 230, Northbrook, IL 60062.
(3)
Consists of (i) 277,256 shares of common stock held directly by Mr. Stang and 1,016,461 restricted stock units held by the Eric Stang & Pamela Stang TR UA 09/02/2004 Stang Family Trust, all of which are vested as of April 10, 2025, (ii) 302,188 shares of our common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 10, 2025, all of which were fully vested as of such date, and (iii) 44,375 shares of our common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2024.
(4)
Consists of (i) 128,866 shares of restricted stock held by Mr. Gustke, all of which are vested as of April 11, 2025, (ii) 26,800 shares of our common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 10, 2025, all of which were fully vested as of such date, and (iii) 6,188 shares of our common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2025. Mr. Gustke ceased serving as an executive officer in December 2024 but remains employed with the Company.
(5)
Consists of (i) 59,072 shares of restricted stock held by Ms. Yeh, all of which are vested as of April 10, 2025, (ii) 7,800 shares of our common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 10, 2025, all of which were fully vested as of such date, and (iii) 8,563 shares of our common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2025.
(6)
Consists of (i) 44,404 shares of restricted stock held by Mr. Hamamatsu, all of which are vested as of April 10, 2025, and (ii) 11,188 shares of our common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2025.
(7)
Consists of (i) 23,546 shares of restricted stock held by Ms. Sabharwal, all of which are vested as of April 10, 2025, (ii) 2,500 shares of our common stock issuable pursuant to outstanding stock options exercisable within 60 days of April 10, 2025, all of which were fully vested as of such date, and (iii) 2,938 shares of our common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2025.
(8)
Consists of (i) 222,247 shares of restricted stock held by Mr. Galligan, all of which are vested as of April 10, 2025, and (ii) 19,685 shares of our common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2025.
(9)
Consists of (i) 143,668 shares of restricted stock held by Mr. Pearce, all of which are vested as of April 10, 2025, and (ii) 19,685 shares of our common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2025.
(10)
Consists of (i) 133,026 shares of restricted stock held by Mr. Goettner, all of which are vested as of April 10, 2025, and (ii) 19,685 shares of our common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2025.
(11)
Consists of (i) 95,131 shares of restricted stock held by Mr. Mann, all of which are vested as of April 10, 2025, and (ii) 19,685 shares of our common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2025.
(12)
Consists of (i) 77,499 shares of restricted stock held by Ms. Butenhoff, all of which are vested as of April 10, 2025, and (ii); 19,685 shares of our common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2025.
(13)
Consists of (i) 41,087 shares of restricted stock held by Ms. Hand, all of which are vested as of April 10, 2025, and (ii) 19,685 shares of our common stock issuable upon vesting of restricted stock units within 60 days of April 10, 2025.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides an overview of the material elements of our executive compensation program for our executive officers during the fiscal year ended January 31, 2025 for the following “named executive officers,” whose compensation is set forth in the Fiscal 2025 Summary Compensation Table and other compensation tables contained in this proxy statement:

We had four executive officers as of January 31, 2025. Our named executive officers for fiscal 2025, which consist of our Chief Executive Officer (“CEO”), our Chief Financial Officer (“CFO”), our two most highly compensated executive officers (other than our CEO and CFO) who were serving as executive officers at the end of fiscal 2025 and a former executive officer who would have been among our most highly compensated executive officers had he remained an executive officer through the end of the fiscal year, are:

•
Eric B. Stang, our President, Chief Executive Officer, and Chairman of the Board of Directors;
•
Shig Hamamatsu, our Senior Vice President and Chief Financial Officer;
•
Jenny Yeh, our Senior Vice President, Chief Legal Officer, and Board member;
•
James Gustke, our Senior Vice President of Marketing (who ceased serving as an executive officer effective as of December 5, 2024 but remains employed with the Company); and
•
Namrata Sabharwal, our Chief Accounting Officer.

This section also discusses our executive compensation philosophy, objectives and design; how and why our compensation committee arrived at the specific compensation policies and decisions during fiscal 2025; the role of Compensia, Inc., our compensation committee’s independent compensation consulting firm; and the peer group used in evaluating executive compensation.

Executive Summary

We provide leading communications services and related technologies that bring unique features, ease of use, and affordability to business and residential customers through our smart software-as-a-service and unified communications platforms. For businesses of all sizes, we deliver advanced voice and collaboration features including messaging, intelligent virtual attendants and video conferencing to help them run more efficiently. For consumers, our residential phone service provides PureVoice high-definition voice quality, advanced functionality and integration with mobile devices.

Full Year Fiscal 2025 Financial Highlights

•
Revenue: Total revenue was $256.9 million, up 8% year-over-year. Subscription and services revenue increased to $238.6 million and was 93% of total revenue, primarily driven by the growth of Ooma Business and our acquisition of 2600hz, Inc. in October 2023.
•
Net Income/Loss: GAAP net loss was $6.9 million, compared to GAAP net loss of $0.8 million, in fiscal 2024. Non-GAAP net income was $18.0 million, compared to non-GAAP net income of $15.4 million in fiscal 2024.
•
Adjusted EBITDA: Adjusted EBITDA was $23.3 million, compared to $19.8 million in fiscal 2024.

Fiscal 2025 Executive Compensation Highlights

In fiscal 2025, our compensation committee evaluated executive officer compensation, including cash and equity compensation, and largely maintained the same executive compensation program it implemented in fiscal 2024.

In fiscal 2025, the key highlights of our executive compensation program included:

•
Compensation Peer Group. We updated our compensation peer group to ensure our executive compensation was comparable and competitive relative to similar companies.
•
Base Salary and Bonus Target Opportunities. We increased the annual base salaries for each of our named executive officers and the target bonus opportunity under the fiscal 2025 bonus plan (the “Fiscal 2025 Bonus Plan”) for Mr. Stang, Mr. Hamamatsu, Ms. Yeh and Ms. Sabharwal. The target bonus opportunity under the Fiscal 2025 Bonus Plan for Mr. Gustke did not change.
•
Equity Awards. We granted restricted stock unit ("RSU") awards to each of our named executive officers, with four-year vesting schedules to help ensure that these equity awards would deliver compensation and retention value closer to that provided by companies in our compensation peer group.
•
Bonuses Paid Based on Corporate Performance. We exceeded our corporate revenue and EBITDA targets under the Fiscal 2025 Bonus Plan, resulting in above-target payouts for each of our named executive officers.
•
Additional Cash Awards. After taking into account the individual performance (which is not a factor under the Fiscal 2025 Bonus Plan) of the named executive officers in fiscal 2025, our compensation committee awarded discretionary bonuses of $6,000 and $25,250 to Mr. Stang and Ms. Yeh, respectively, in recognition of their contribution during fiscal 2025.

Stockholder Advisory Vote on Executive Compensation

At our 2024 annual meeting of stockholders, we held a non-binding advisory vote on the compensation of our named executive officers (a “Say-on-Pay vote”). Our stockholders approved the fiscal 2024 compensation of our named executive officers, with over 93% of the votes cast in favor of our fiscal 2024 executive compensation program. By the time this vote was conducted, many of the decisions relating to the compensation of our named executive officers for fiscal 2025 had already been made.

Our compensation committee has considered and intends to continue to consider the results of the annual Say-on-Pay vote, as the results reflect our overall compensation philosophy and policies and in making future compensation decisions relating to our executive officers.

Compensation Philosophy and Objectives

We design our executive compensation program to achieve the following objectives:

•
attract, motivate and retain executive officers of outstanding ability and potential;
•
motivate and reward behavior consistent with our corporate performance objectives; and
•
ensure that compensation is meaningfully tied to the creation of stockholder value.

We believe that our executive compensation program should include short-term and long-term elements and should reward consistent performance that meets or exceeds expectations. We evaluate both performance and compensation to ensure that the compensation provided to our executive officers remains competitive relative to compensation paid by similar companies operating in the technology industry, in particular comparable companies, taking into account the role and performance of the individual executive and the performance and strategic objectives of Ooma.

Compensation Design

The compensation arrangements for our executive officers consist of base salary, performance-based cash bonuses, equity awards, and broad-based welfare and health benefit programs. While we offer cash compensation in the form of base salaries and annual cash bonuses, we intend equity compensation to be the central component of our executive compensation program.

We emphasize the use of equity to provide incentives for our executive officers to focus on the growth of our overall enterprise value and, correspondingly, to create long-term value for our stockholders. Historically, we have provided equity compensation in the form of stock options and time-based RSU awards that typically vest over multi-year periods, although our compensation committee did not award stock options in fiscal 2025 due to its desire to manage our burn rate, as discussed below. We believe that equity awards can align the interests of executive officers with our stockholders and drive a longer-term focus through a multi-year vesting schedule, while managing dilution to existing investors and providing greater transparency and predictability to our executive officers with respect to the value of their compensation.

Our compensation committee reviews our executive compensation program at least annually. As part of this review process, our compensation committee applies the objectives described above within the context of our overall compensation philosophy while simultaneously considering the compensation levels needed to ensure our executive compensation program remains competitive. Our compensation committee also evaluates whether we are meeting our retention objectives and the potential cost of replacing key executive officers.

During fiscal 2025, our executive compensation program was designed to emphasize “at risk” or performance-based pay, as reflected in the sum of on-target performance-based cash bonuses plus grant date value of long-term equity awards as a percentage of the value of total on-target direct compensation (i.e., the sum of annual base salary, annual cash incentive value and grant date value of long-term, equity incentive awards). Our compensation committee targeted total on-target direct compensation and each of its components with reference to the 50th percentile of the compensation peer group in connection with its annual review. Given the highly competitive market for executive talent, we strive to offer a compensation program that will attract and retain a talented workforce, while taking into consideration the compensation practices of peer companies based on an objective set of criteria.

The following table presents the total on-target direct compensation and the on-target value of each of these components for each of our named executive officers for fiscal 2025. For more detail regarding our compensation committee’s decisions, see the narrative under “Elements of Our Executive Compensation Program” below.

	On-Target Compensation*
Name	Base Salary ($)(1)	Cash Incentive Awards ($)(1)	Equity Incentive Awards ($)	Total ($)
Eric B. Stang	600,000	600,000	2,162,500	3,362,500
Shig Hamamatsu	445,000	300,000	605,500	1,350,500
Jenny C. Yeh	430,000	185,000	458,450	1,073,450
James A. Gustke	355,000	165,000	276,800	796,800
Namrata Sabharwal	316,000	86,000	173,000	575,000

__________________________

* These amounts are not a substitute for the amounts disclosed in the Fiscal 2025 Summary Compensation Table, which are disclosed in accordance with SEC rules.

(1)
Amounts for base salary and performance-based cash bonus awards represent annualized pay package for fiscal 2025, effective as of May 1, 2024.

Our compensation committee believes that the allocation between base salary and performance-based cash bonus opportunities reflected above encouraged our executive officers to take appropriate risks aimed at improving our Company's financial success and creating long-term stockholder value helped align our executive officers' short-term cash incentives with the competitive practices of our compensation peer group, and did not promote inappropriate risk taking. The amount and type of equity awards approved for fiscal 2025 reflected our compensation committee's desire to motivate the executive officers' performance and manage our burn rate and stockholder dilution.

From time to time, special business conditions such as the recognition for exceptional contribution may warrant additional compensation to retain or motivate executive officers. In these situations, we consider our business needs and the potential costs and benefits of special rewards.

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the compensation program for our executive officers and reports to the Board of Directors on its discussions, decisions and other actions. Our compensation committee has retained Compensia Inc. ("Compensia"), an independent compensation consulting firm, to provide advice, analysis and ongoing recommendations on competitive market practices and specific compensation decisions for our executive officers and non-employee directors. As our compensation committee requested and to assist our compensation committee as it made decisions with respect to compensation matters, as explained below, Compensia provided certain qualitative and quantitative information regarding competitive practices in the market for executive talent, analyzed the existing compensation arrangements of our executives, and was available to our compensation committee to provide technical and other information it requested in connection with performing its function throughout fiscal 2025. Compensia provided no other services to the Company in fiscal 2025. Our compensation committee has assessed the independence of Compensia under the applicable SEC rules and the relevant NYSE listing standards and has determined that Compensia’s work for the compensation committee is independent under such standards.

Historically, our Chief Executive Officer consults with our compensation committee regarding the performance of the executive officers; at the direction of our compensation committee, works with Compensia to understand its advice regarding compensation program designs; makes recommendations to our compensation committee; often attends compensation committee meetings; and is involved in the determination of compensation for the respective executive officers (other than himself), but he does not attend the portions of compensation committee meetings at which his own compensation is discussed and determined. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our overall results as well as our corporate targets, an individual executive officer’s contribution toward these results, performance toward individual goal achievement and an analysis of external market compensation data. Our compensation committee then reviews these recommendations and other data, including corporate performance compared to the annual financial plan (as discussed in further detail below) and input from Compensia, and makes decisions as to each item of target total direct compensation, and the target total direct compensation, for each executive officer, as well as each individual compensation component. Our compensation committee consults with the independent members of the Board of Directors regarding compensation for our Chief Executive Officer. The independent members of the Board of Directors evaluate the Chief Executive Officer’s performance, and our compensation committee then reviews and makes the final decisions regarding executive compensation for our Chief Executive Officer. As noted above, our compensation committee is authorized to select, engage, compensate and terminate compensation consultants, legal counsel, and such other advisors, as it sees fit, to assist in carrying out their responsibilities and functions, including the oversight of our overall compensation philosophy, compensation plans and benefits programs and our executive compensation programs and related policies.

Compensation Peer Group

Our compensation committee reviews our compensation peer group on an annual basis, with input from Compensia, and the group may be adjusted from time to time based on, among other input, a comparison of revenues, market capitalization, industry and peer group performance and merger and acquisition activity. In fiscal 2024, our compensation committee updated our compensation peer group for fiscal 2025 based in part on input from Compensia and after taking into consideration what is appropriate for our Company, stockholders and management team.

For fiscal 2025, our compensation committee approved a compensation peer group designed to reflect companies that are generally in the telecommunication services and/or enterprise software sectors, with similar revenues, revenue growth and market capitalization. After considering an analysis based on data provided by

Compensia, this compensation peer group was comprised of companies with revenues of 0.33 to 3.0 times our annual revenues, as well as a market capitalization of 0.25 to 4.0 times our market capitalization. The following companies were removed from the compensation peer group as result of merger and acquisition activity or for other reasons: ChannelAdvisor, Vocera Communications, and Vonage Holdings.

The compensation peer group for fiscal 2025 used to inform our compensation committee of pay decisions and practices consisted of the following companies:

• 8x8 • Arlo Technologies • Bandwidth • Brightcove • Consensus Cloud Solutions* • Domo • DZS • Gogo • LivePerson	• LiveVox Holdings • Mitek Systems* • Model N • ON24 • Shenandoah Telecommunications Company* • Spok Holdings • Yext

* Additions to compensation peer group for fiscal 2025

In addition to the compensation peer group, Compensia also provided compensation data sourced from its internal proprietary database and other compensation surveys (generally reflecting companies with revenue between $200 million and $500 million).

Our compensation committee considers the compensation levels of the executives at the companies in our compensation peer group and the broader market to provide general guidance and a reference for market practices, without rigidly setting compensation based on specific percentiles relative to the peer group or broader market.

Elements of Our Executive Compensation Program

Our executive compensation program consists primarily of three principal components:

•
base salary;
•
performance-based cash bonuses; and
•
equity awards.

Base Salary

We offer base salaries that are intended to provide a stable level of fixed compensation to our executive officers for the performance of their day-to-day responsibilities. Each executive officer’s base salary was originally established as the result of arms-length negotiations in connection with the commencement of employment. Base salaries for our executive officers are reviewed annually to determine whether an adjustment is warranted. In March 2024, our compensation committee reviewed the base salaries of our then-serving executive officers and, after considering a competitive market analysis prepared by Compensia and noting that the base salaries of the named executive officers were generally at or below the reference level for the compensation peer group, determined to increase the annual base salaries of the following named executive officers to provide more competitive compensation and additional incentives for performance:

Name	Fiscal 2024 Base Salary($)	Fiscal 2025 Base Salary($)	Change(%)
Eric Stang	575,000	600,000	4.3
Shig Hamamatsu	440,000	445,000	1.1
Jenny Yeh	400,000	430,000	7.5
James Gustke	340,000	355,000	4.4
Namrata Sabharwal	300,000	316,000	5.3

These changes were effective as of May 1, 2024. The actual base salaries paid to our named executive officers during fiscal 2025 are set forth in the Fiscal 2025 Summary Compensation Table below.

Performance-Based Cash Bonuses

During fiscal 2025, our compensation committee approved annual target bonus opportunities for our named executive officers under our Fiscal 2025 Bonus Plan.

Cash Bonus Opportunities Under the Fiscal 2025 Bonus Plan and Sales Commission Plan

We provide our executive officers the opportunity to earn annual cash bonuses in the same form available to many of our employees. These cash bonuses are intended to encourage the achievement of corporate performance objectives, in particular objectives involving our corporate revenue and EBITDA targets. In March 2024, our compensation committee reviewed the target cash bonus opportunities of our named executive officers and, after considering a competitive market analysis prepared by Compensia, decided to increase the total annual target bonus opportunities under our Fiscal 2025 Bonus Plan for Mr. Stang, Mr. Hamamatsu, Ms. Yeh, and Ms. Sabharwal. The annual target bonus opportunity for Mr. Gustke remained unchanged from fiscal 2024. The annual target cash bonus opportunity adjustments were effective as of May 1, 2024. Among other considerations, our compensation committee took into account the percentage of annual base salary each target cash bonus opportunity represented in relation to the reference level for the relevant opportunity for individuals holding comparable positions in our compensation peer group companies.

Name	Fiscal 2024 Bonus Plan Target Opportunity($)	Fiscal 2025 Bonus Plan Target Opportunity($)	Change(%)
Eric Stang	575,000	600,000	4.3
Shig Hamamatsu	290,000	300,000	3.4
Jenny Yeh	170,000	185,000	8.9
James Gustke	100,000	100,000	—
Namrata Sabharwal	82,500	86,000	4.2

The Fiscal 2025 Bonus Plan provided for annual payments based on the Company's actual results measured against two financial performance objectives, with an opportunity to earn up to 200% of the target bonus amount. Our compensation committee believed this plan aligns with our compensation philosophy and objectives. As explained below, the actual amount of any payouts under the Fiscal 2025 Bonus Plan are determined by multiplying the on-target bonus payment by a “multiplier” (which could be more or less than 100% but could not exceed 200%) based on the percentage of achievement of the two Company performance objectives.

The Board of Directors approves a financial plan for our Company for each fiscal year, and, in practice, the financial plan was the basis for setting the performance objectives under the Fiscal 2025 Bonus Plan. The performance objectives were:

•
adjusted EBITDA, which represents net income (loss) before interest and other income, non-cash income tax benefit, depreciation and amortization, stock-based compensation and related taxes, amortization of acquired intangible assets and other acquisition-related charges, restructuring charges, and certain litigation costs that are not representative of the ordinary course of our business; and
•
annual revenue, which represents total revenue reflected in our consolidated statements of operations for the fiscal year.

Adjusted EBITDA and annual revenue were chosen as the corporate performance objectives under the Fiscal 2025 Bonus Plan because our Board of Directors believed them to be the best indicators of financial success and stockholder value creation for our Company. Our compensation committee also selected these measures because improvement in these measures aligns with our overall growth strategy; our investors and we see these measures as among the most critical of our financial information, and these measures balance growth and profitability.

The Company performance objectives were set at levels intended to reward our named executive officers for achieving results that met our expectations. We believe that to provide for an appropriate incentive effect, the goals should be such that to achieve 100% of the objective, the performance for the performance period must be aligned with our Company financial plan, and that our named executive officers should not be rewarded for Company performance that did not approximate our Company financial plan. Accordingly, our cash incentive compensation plan was designed so that our named executive officers would receive no payouts if our Company failed to achieve at least 81.6% of the adjusted EBITDA performance objective and at least 97.6% of the annual revenue performance objective.

For fiscal 2025, our compensation committee reviewed our financial performance across the pre-established financial performance objectives to determine the amounts to be paid to the named executive officers under the Fiscal 2025 Bonus Plan. In determining the final payment, our compensation committee considered the payouts that would have been achieved based on the formula discussed above. The annual revenue and adjusted EBITDA targets, as well as actual results, under the Fiscal 2025 Bonus Plan, were as follows:

Performance Measure	Target	Actual
Annual Revenue:	$254.0 million	$256.9 million
Year-over-Year Growth*:	7.3%	8.5%
Adjusted EBITDA:	$21.8 million	$23.3 million
Year-over-Year Change*:	9.7%	17.2%

* Compared to fiscal 2024 actual results

Our compensation committee determined the payout under the Bonus Plan using the formula set forth therein. Specifically, our compensation committee determined that the “multiplier” was approximately 134% (101.1% achievement of the annual revenue target and 106.8% achievement of the adjusted EBITDA target) for fiscal 2025. The actual bonuses paid to our named executive officers for services provided in fiscal 2025 are set forth in the Fiscal 2025 Summary Compensation Table below.

In addition to the Fiscal 2025 Bonus Plan, Mr. Gustke, our Senior Vice President of Marketing, who ceased serving as an executive officer in December 2024 but remains employed with the Company, was eligible to earn a bonus under a sales commission plan established on an annual basis. For fiscal 2025, the target bonus opportunity under this plan of $65,000 was increased by $5,000 from fiscal 2024. See “Executive Employment Arrangements and Potential Payments Upon Termination or Change in Control James A. Gustke.” The amounts Mr. Gustke earned under the sales commission plan for fiscal 2025 are set forth in the Fiscal 2025 Summary Compensation Table below.

Additional Cash Awards

After taking into account the individual performance of the named executive officers in fiscal 2025, our compensation committee awarded discretionary bonuses of $6,000 and $25,250 to Mr. Stang and Ms. Yeh, respectively, in recognition of their contribution during fiscal 2025.

Equity Compensation

We believe that strong long-term corporate performance is achieved with a compensation program that encourages a long-term focus by our executive officers through the use of equity compensation, the value of which depends on the performance of our common stock. For this reason, our long-term incentive compensation to date has been provided largely in the form of equity awards. Historically, we used time-based stock options and time-based RSU awards that typically vest over multi-year periods to help align the interests of our executive officers with the interests of our stockholders and enable them to participate in the appreciation of our common stock.

Although our compensation committee did not award stock options in fiscal 2025 due to its desire to manage our burn rate, no decision has been made to transition away from stock options entirely. Because stock option awards are granted with an exercise price equal to or greater than the closing price per share of our common stock on the date of grant, these options will have value to our named executive officers only if the market price of our common stock increases after the date of grant. Our compensation committee believes that these features of the awards align the interests of our named executive officers with those of the stockholders because they create the incentive to build stockholder value over the long-term. Our compensation committee believes that RSUs align the interests of the named executive officers with the interests of the stockholders because the value of these awards appreciate if the trading price of our common stock appreciates, and also have retention value even during periods in which our trading price does not appreciate, which supports continuity in the senior management team. Additionally, because RSU awards have value to the recipient even in the absence of stock price appreciation, we are able to incentivize and retain our executive officers using fewer shares of our common stock than would be necessary if we used stock options as our sole form of equity awards.

In March 2024, our compensation committee reviewed the outstanding equity awards held by our executive officers and considered a competitive market analysis prepared by Compensia, as well as factors such as the anticipated future contributions of the executive officer, the competitiveness of the executive officer's overall compensation package, the significant unvested equity awards held by most of our executive officers, the potential reward to the executive officer if the market value of our common stock appreciates, and the recommendations of our CEO. Our compensation committee also takes into account “burn rate” as an additional factor in making its determinations with respect to equity awards. Burn rate is calculated by dividing the total number of shares granted under all of our equity incentive plans during a period by the weighted average number of shares of common stock outstanding during that period and is expressed as a percentage. Based on that review and consideration of the factors mentioned above, our compensation committee determined to grant RSU awards to each of our named executive officers as set forth in the Fiscal 2025 Grants of Plan-Based Awards Table below. The determination of the number of shares of our common stock underlying each RSU grant was made, in part, with reference to the value attributable to the reference level for the comparable position at the companies within the compensation peer group, which supported our compensation committee’s decisions. The levels were also designed to make the executive compensation program competitive while keeping the burn rate and dilution associated with our equity compensation programs within a range our compensation committee deemed appropriate.

Health and Welfare Benefit Programs

Our employee benefit programs, including our Section 401(k) retirement savings plan, employee stock purchase plan, and health, and welfare programs, are designed to provide a competitive level of benefits to our employees generally, including our executive officers and their families. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market. Our executive officers are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other U.S. full-time employees.

Perquisites and Other Personal Benefits

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not generally provide perquisites to our executive team. In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive’s performance, to make our executive team more efficient and effective, and recruitment, motivation or retention purposes. All future practices with respect to perquisites or other personal benefits will be subject to review and approval by our compensation committee.

Post-Employment Compensation

Our executive officers are eligible to receive severance payments, equity acceleration, and benefits in the event of a termination of employment by the Company without cause, in connection with a change in control of the Company, or by the executive for good reason. Our compensation committee has determined that these arrangements are both competitively reasonable and necessary to recruit and retain key executives. The material terms of these post-employment payments to named executive officers are set forth below in the section titled “Executive Employment Arrangements and Potential Payments Upon Termination or Change in Control.”

Other Compensation Policies

Equity Awards Grant Policy

We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such awards. Our compensation committee has adopted a policy governing equity awards that are granted to our non-executive employees. Equity awards to our executive officers or members of our board of directors must be approved either by our board of directors or our compensation committee at a meeting or by unanimous written consent. Although we do not have a formal policy with respect to the timing of our equity award grants, in general, our compensation committee approves the annual grant of equity awards with an effective date in March of each year. The exercise price of all stock options and stock appreciation rights must be equal to or greater than the fair market value of our common stock on the date of grant.

Hedging and Pledging Policy

Under the terms of our insider trading policy, none of the officers, directors, or employees of Ooma or its subsidiaries, nor any contractors or consultants that we determine have access to material non-public information (nor any of the family or household members or entities controlled by any of the foregoing), may engage in short sales of our securities. In addition, such persons may not engage in hedging or monetization transactions involving our securities. Unless approved by our Compliance Officer, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan and none of our named executives have so held or pledged our securities.

Policy regarding 10b5-1 Plans for Directors and Executive Officers

Our insider trading policy requires that our executive officers and members of our board of directors do not trade in our equity securities during “blackout” periods and that such individuals must either pre-clear trades or adopt plans in accordance with Exchange Act Rule 10b5-1 for sales of securities which they beneficially own.

Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers. Guidelines are determined as a multiple of each executive officer's base salary – three times base salary for our chief executive officer and one-time base salary for all other executive officers. Shares that count toward meeting the stock ownership guidelines include shares owned outright, full value awards (e.g., restricted stock and RSUs), stock purchase plan holdings, and shares owned directly by the executive's spouse, dependent children, and/or trust. Our executive officers have five years from the later of their designation as an executive officer and the date of the adoption of the guidelines to acquire and hold the predetermined level of shares. As of January 31, 2025, all of our executive officers had reached the stated ownership requirements for fiscal 2025.

Compensation Recovery (or clawback) Policy

We maintain a Compensation Recovery Policy, which is intended to comply with Exchange Act Rule 10D-1 and the applicable NYSE listing standards, and applies to all cash and equity incentive awards received on or after October 2, 2023. Under the Compensation Recovery Policy, in the event of an accounting restatement, our compensation committee will seek reimbursement from each applicable Section 16 officer of any excess performance-based cash or equity incentives with the excess amount determined based on the impact of the accounting restatement on all applicable performance measures.

Insider Trading Policies and Procedures

We maintain insider trading policies and procedures applicable to the Company and our directors, officers, and employees, in accordance with Item 408(b) under Regulation S-K, reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing exchange requirements. This prohibition encompasses transactions that would hedge the risk of ownership of our equity securities, including transactions in publicly-traded options, such as puts and calls, and other derivative securities. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.

Compensation Policies and Practices as they relate to Risk Management

Our compensation committee has reviewed our executive and employee compensation programs and does not believe that our compensation policies and practices encourage undue or inappropriate risk taking or create risks that are reasonably likely to have a material adverse effect on us. The reasons for our compensation committee’s determination include the following:

•
We structure our compensation programs to consist of both fixed and variable components. The fixed (or base salary) component of our compensation programs is designed to provide income independent of our stock price performance so that employees will not focus exclusively on stock price performance to the detriment of other important business metrics.
•
We maintain internal controls over the measurement and calculation of financial information, which are designed to prevent this information from being manipulated by any employee, including our executive officers.
•
In some cases, we cap the cash incentive award for our sales commission plans to provide a maximum incentive for our sales force to meet and exceed their revenue objectives. In addition, we maintain internal controls over the determination of sales commissions.
•
We maintain a Compensation Recovery Policy to recoup the excess amount of performance-based cash or equity incentives paid due to accounting misstatements.
•
Employees of Ooma are required to comply with our code of conduct, which covers, among other things, accuracy in keeping financial and business records.
•
Our compensation committee approves the overall annual equity pool and the employee equity award guidelines.
•
A significant portion of the compensation paid to our executive officers is in the form of equity awards to align their interests with the interests of stockholders.
•
As part of our insider trading policy, we prohibit hedging transactions involving our securities so that our executive officers and other employees cannot insulate themselves from the effects of poor stock price performance.

•
We have instituted stock ownership guidelines which align the interests of our executive officers with those of our stockholders.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Section 162(m) limits the amount that we may deduct from our federal income taxes for remuneration paid to certain of our executive officers to $1 million per executive officer per year unless the remuneration is exempt from this limitation. Our compensation committee considers the deductibility of compensation as one factor in making executive compensation decisions. Our compensation committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.

No Tax Reimbursement of Parachute Payments and Deferred Compensation

We did not provide any executive officer, including any named executive officer, with a “gross-up” or other reimbursement payment for any tax liability that might be owed by the executive officer as a result of the application of Sections 280G, 4999, or 409A of the Internal Revenue Code during fiscal 2025, and we have not agreed and are not otherwise obligated to provide any named executive officer with such a “gross-up” or other reimbursement.

Accounting Treatment

We account for stock compensation in accordance with the authoritative guidance set forth in FASB ASC Topic 718, which requires companies to measure and recognize the compensation expense for all share-based awards made to employees and directors, including stock options and RSU awards, over the period during which the award recipient is required to perform services in exchange for the award (for executive officers, generally the three-year or four-year vesting period of the award). Compensation expense for shares acquired through our ESPP is recognized over the offering period. We estimate the fair value of stock options and shares acquired through our ESPP using the Black-Scholes option pricing model. This calculation is performed for accounting purposes and reported in the compensation tables below.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management and, based on such review and discussions, the compensation committee recommended to the Ooma board of directors that the Compensation Discussion and Analysis be incorporated by reference in Ooma’s Annual Report on Form 10-K for fiscal 2025 and included in this Proxy Statement.

The Compensation Committee

William Pearce (Chair)

Susan Butenhoff (member through September 2024)

Judi Hand (member since September 2024)

Russ Mann

Fiscal 2025 Summary Compensation Table

The following table provides for the fiscal year ended January 31, 2025 information regarding all plan and non-plan compensation awarded to, earned by or paid to our Chief Executive Officer, our Chief Financial Officer and the two most highly compensated executive officers who were serving as executive officers at the end of fiscal 2025 and a former executive officer who would have been among our most highly compensated executive officers had he remained an executive officer through the end of the fiscal year.

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)(4)	Total ($)
Eric B. Stang	2025	593,750	25,250	2,162,500	—	784,750		18,598	3,584,848
President and Chief	2024	568,750	28,750	3,287,500	—	448,500		16,806	4,350,306
Executive Officer	2023	550,000	—	3,004,200	765,700	632,500		15,934	4,968,334
Shig Hamamatsu	2025	443,750	—	605,500	—	390,000		10,942	1,450,192
Senior Vice President and	2024	432,500	14,500	973,100	—	226,200		10,452	1,656,752
Chief Financial Officer	2023	407,500	—	584,150	—	330,000		9,526	1,331,176
Jenny C. Yeh	2025	442,500	6,000	458,450	—	269,000		13,506	1,189,456
Senior Vice President	2024	387,500	37,400	552,300	—	132,600		12,876	1,122,676
and Chief Legal Officer	2023	350,000	50,000	584,150	—	190,000		12,110	1,186,260
James A. Gustke	2025	351,250	—	276,800	—	168,773	(5)	11,934	808,757
Senior Vice President	2024	335,000	5,000	420,800	—	125,564	(5)	11,484	897,848
of Marketing	2023	310,000	—	584,150	—	151,637	(5)	10,734	1,056,521
Namrata Sabharwal	2025	312,000	—	173,000	—	111,800		9,912	606,712
Chief Accounting Officer	2024	291,250	10,650	157,800	—	64,350		9,202	533,252
	2023	259,875	25,000	183,590	—	76,200		8,294	552,959

(1)
The amounts reported in this column reflect the aggregate grant date fair value of restricted stock units granted in fiscal 2025, fiscal 2024 and fiscal 2023 as determined in accordance with FASB ASC Topic 718. The grant date fair value for restricted stock unit awards is measured based on the closing price of the Company’s common stock on the date of grant. See Note 2 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025 titled “Significant Accounting Policies”.
(2)
The amounts reported in this column reflect the aggregate grant date fair value of stock option awards granted in fiscal 2024 and fiscal 2023 as determined in accordance with FASB ASC Topic 718. The assumptions used to calculate the value of option awards are set forth under Note 9 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2025 titled “Stock-Based Compensation”.
(3)
The amounts reported in this column represent bonus payments earned under our Bonus Plan for the applicable fiscal year by each of our named executive officers for fiscal 2025, fiscal 2024 and fiscal 2023, with the exception of amounts disclosed for Mr. Gustke who also earned payments under a sales commission arrangement as further described in footnote 5 to this table.
(4)
This amount includes the dollar value of premiums we paid for term life insurance, matching contributions we made to our Section 401(k) plan, and health savings account contributions we made to Health Savings Accounts, respectively, in fiscal 2025 on behalf of the officers listed below as follows:
i.
Mr. Stang: $3,048, $10,350, and $5,200;
ii.
Mr. Hamamatsu: $592, $10,350, and $0:
iii.
Ms. Yeh: $556, $10,350, and $2,600;
iv.
Mr. Gustke: $1,584, $10,350, and $0; and
v.
Ms. Sabharwal: $592, $9,320, and $0.
(5)
This amount includes performance-based commissions earned under our sales commission arrangement established for Mr. Gustke in fiscal 2025, fiscal 2024 and fiscal 2023, as applicable, in the following respective amounts: $43,773, $47,564, and $44,637. Mr. Gustke ceased serving as an executive officer in December 2024 but remains employed with the Company.

Fiscal 2025 Grants of Plan-Based Awards Table

The following table presents information regarding each grant of a cash or equity award made during fiscal 2025. This information supplements the information about these awards set forth in the “Fiscal 2025 Summary Compensation Table” above.

		Estimated future payouts under non-equity incentive plan awards(2)				Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock	All other option awards: Number of securities underlying	Exercise or base price of option	Grant date fair value of stock and
Name	Grant date(1)	Threshold ($)	Target ($)		Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or units (#)	options (#)	awards ($/Sh)	option awards
Eric B. Stang	3/15/2024	—	$600,000		$1,200,000	—	—	—	250,000	—	—	$2,162,500
Shig Hamamatsu	3/15/2024	—	$300,000		$600,000	—	—	—	70,000	—	—	$605,500
Jenny C. Yeh	3/15/2024	—	$185,000		$370,000	—	—	—	53,000	—	—	$458,450
James A. Gustke	3/15/2024	—	$100,000		$200,000	—	—	—	32,000	—	—	$276,800
			$65,000	(3)	—
Namrata Sabharwal	3/15/2024	—	$86,000		$172,000	—	—	—	20,000	—	—	$173,000

_________________

(1)
Represents grant date of stock awards.
(2)
Represents threshold, target and maximum payouts for performance under the fiscal 2025 Bonus Plan, with the exception of amounts disclosed for Mr. Gustke who also earned payments under a sales commission arrangement as further described in footnote 3 to this table.
(3)
Mr. Gustke was eligible to earn payments under a sales commission arrangement. The actual payments from this arrangement are included in the “Non-Equity Incentive Plan Compensation” column in the Fiscal 2025 Summary Compensation Table above. Mr. Gustke’s arrangement did not contain any threshold. Accordingly, no such value has been included in the table for this arrangement.

Fiscal 2025 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding outstanding stock options and stock awards held by our named executive officers as of January 31, 2025.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable(1)	Number of Securities Underlying Unexercised Options(#) Unexercisable(1)		Option Exercise Price($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Eric B. Stang	3/15/2024	—	—		—	—	203,125	(4)	$2,918,906
	3/8/2023	—	—		—	—	140,625	(5)	$2,020,781
	3/1/2022	65,313	29,687	(6)	$16.69	3/1/2032	56,250	(7)	$808,313
	3/1/2021	56,250	3,750	(8)	$16.28	3/1/2031	11,250	(9)	$161,663
	3/15/2020	40,000	—	(10)	$10.52	3/14/2030	—		—
	3/13/2019	35,000	—	(11)	$15.49	3/12/2029	—		—
	3/14/2018	40,000	—	(12)	$11.75	3/13/2028	—		—
	2/13/2017	50,000	—	(13)	$10.20	2/12/2027	—		—
Shig Hamamatsu	3/15/2024	—	—		—	—	56,875	(14)	$817,294
	3/8/2023	—	—		—	—	41,625	(15)	$598,151
	3/1/2022	—	—		—	—	10,937	(16)	$157,165
	9/20/2021	—	—		—	—	15,000	(17)	$215,550
	3/15/2024	—	—		—	—	43,062	(18)	$618,801
Jenny C. Yeh	3/8/2023	—	—		—	—	23,625	(19)	$339,491
	3/1/2022	—	—		—	—	10,937	(20)	$157,165
	3/1/2021	4,063	312	(21)	$16.28	3/1/2031	1,375	(22)	$19,759
	3/15/2020	3,125	—	(23)	$10.52	3/14/2030	—		—
	3/13/2019	300	—	(24)	$15.49	3/12/2029	—		—
James A. Gustke	3/15/2024	—	—		—	—	26,000	(25)	$281,320
	3/8/2023	—	—		—	—	18,000	(26)	$258,660
	3/1/2022	—	—		—	—	10,937	(27)	$157,165
	3/1/2021	3,750	250	(28)	$16.28	3/1/2031	1,250	(29)	$17,963
	3/15/2020	4,000	—	(30)	$10.52	3/14/2030	—		—
	3/13/2019	4,000	—	(31)	$15.49	3/12/2029	—		—
	3/14/2018	6,800	—	(32)	$11.75	3/13/2028	—		—
	2/13/2017	8,000	—	(33)	$10.20	2/12/2027	—		—
Namrata Sabharwal	3/15/2024	—	—		—	—	16,250	(34)	$233,513
	3/8/2023	—	—		—	—	6,750	(35)	$96,998
	3/1/2022	—	—		—	—	3,437	(36)	$49,390
	3/1/2021	938	62	(37)	$16.28	3/1/2031	687	(38)	$9,872
	3/15/2020	1,500	—	(39)	$10.52	3/14/2020	—		—
	3/30/2015	5,000	—	(40)	$9.18	3/30/2025	—		—

(1)
All awards were granted under our 2005 Stock Plan and our EIP.
(2)
This column represents the fair market value of a share of our common stock based on the closing price of our common stock on the date of grant, as determined by our Board of Directors.
(3)
The market value of the restricted stock units was determined using the closing price of our common stock on January 31, 2025, as reported on the New York Stock Exchange.
(4)
These shares are subject to a restricted stock unit grant that originally covered a total of 250,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 15, 2024 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Stang’s continuous service through each vesting date. In addition, if we terminate Mr. Stang’s employment without “cause” or if Mr. Stang resigns for “good reason” (each as defined in Mr. Stang’s CIC Severance Agreement (as such agreement is defined below)) (i) at any time other than during the period beginning three months prior to a change in control of the Company and ending 12 months after such change in control (the “Change in Control Period”), then any outstanding equity awards that would have vested, or could have vested based on the achievement of performance or other conditions, during the 12 month period following Mr. Stang’s termination, will immediately vest, or (ii) during the Change in Control Period, then any outstanding equity awards will immediately vest 100% in full; provided, if any successor to the Company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control (the “Stang Acceleration”).
(5)
These shares are subject to a restricted stock unit grant that originally covered a total of 250,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 8, 2023 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Stang’s continuous service through each vesting date. The Stang Acceleration applies to these shares.

(6)
These shares cover a total of 95,000 options that vest as follows: 1/16th of the total number of shares subject to the option vested on June 1, 2022 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Mr. Stang’s continuous service through each vesting date. The Stang Acceleration applies to these shares.
(7)
These shares are subject to a restricted stock unit grant that originally covered a total of 180,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 1, 2022 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Stang’s continuous service through each vesting date. The Stang Acceleration applies to these shares.
(8)
These shares cover a total of 60,000 options that vest as follows: 1/16th of the total number of shares subject to the option vested on June 1, 2021 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Mr. Stang’s continuous service through each vesting date. The Stang Acceleration applies to these shares.
(9)
These shares are subject to a restricted stock unit grant that originally covered a total of 180,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 1, 2021 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Stang’s continuous service through each vesting date. The Stang Acceleration applies to these shares.
(10)
As of January 31, 2025, Mr. Stang held an option to purchase 35,000 shares of our common stock at an exercise price of $10.52 per share, which is fully vested.
(11)
As of January 31, 2025, Mr. Stang held an option to purchase 35,000 shares of our common stock at an exercise price of $15.49 per share, which is fully vested.
(12)
As of January 31, 2025, Mr. Stang held an option to purchase 40,000 shares of our common stock at an exercise price of $11.75 per share, which is fully vested.
(13)
As of January 31, 2025, Mr. Stang held an option to purchase 50,000 shares of our common stock at an exercise price of $10.20 per share, which is fully vested.
(14)
These shares are subject to a restricted stock unit grant that originally covered a total of 70,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 15, 2024 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Hamamatsu’s continuous service through each vesting date. In addition, if we terminate Mr. Hamamatsu’s employment without “cause” or if Mr. Hamamatsu resigns for “good reason” (each as defined in Mr. Hamamatsu’s CIC Severance Agreement) (i) at any time other than during the period beginning three months prior to a change in control of the Company and ending 12 months after such change in control (the “Change in Control Period”), then any outstanding equity awards that would have vested, or could have vested based on the achievement of performance or other conditions, during the 12 month period following Mr. Hamamatsu’s termination, will immediately vest, or (ii) during the Change in Control Period, then any outstanding equity awards will immediately vest 100% in full; provided, if any successor to the Company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control (the “Hamamatsu Acceleration”).
(15)
These shares are subject to a restricted stock unit grant that originally covered a total of 74,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 8, 2023 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Hamamatsu’s continuous service through each vesting date. The Hamamatsu Acceleration applies to these shares.
(16)
These shares are subject to a restricted stock unit grant that originally covered a total of 35,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 1, 2022 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Hamamatsu’s continuous service through each vesting date. The Hamamatsu Acceleration applies to these shares.
(17)
These shares are subject to a restricted stock unit grant that originally covered a total of 80,000 shares of our common stock. 1/4th of the total original number of restricted stock units vested on September 15, 2022 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Hamamatsu’s continuous service through each vesting date. The Hamamatsu Acceleration applies to these shares.
(18)
These shares are subject to a restricted stock unit grant that originally covered a total of 53,000 shares of our common stock that vested as follows: 1/16th of the total number of shares subject to the option vested on June 15, 2024 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Ms. Yeh’s continuous service through each vesting date. In addition, if we terminate Ms. Yeh’s employment without “cause,” or if Ms. Yeh resigns for “good reason” (each as defined in Ms. Yeh’s CIC Severance Agreement) at any time during the period beginning three months prior to a change in control of the Company and ending 12 months after such change in control, then any outstanding equity awards will immediately vest 100% in full; provided, if any successor to the Company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control (the “Yeh Acceleration”).
(19)
These shares are subject to a restricted stock unit grant that originally covered a total of 42,000 shares of our common stock that vested as follows: 1/16th of the total number of shares subject to the option vested on June 8, 2023 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Ms. Yeh’s continuous service through each vesting date. The Yeh Acceleration applies to these shares.
(20)
These shares are subject to a restricted stock unit grant that originally covered a total of 35,000 shares of our common stock that vested as follows: 1/16th of the total number of shares subject to the option vested on June 1, 2022 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Ms. Yeh’s continuous service through each vesting date. The Yeh Acceleration applies to these shares.
(21)
These shares cover an original grant with a total of 5,000 options that vest as follows: 1/16th of the total number of shares subject to the option vested on June 1, 2021 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Ms. Yeh’s continuous service through each vesting date. The Yeh Acceleration applies to these shares.
(22)
These shares are subject to a restricted stock unit grant that originally covered a total of 22,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 1, 2021 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Ms. Yeh’s continuous service through each vesting date. The Yeh Acceleration applies to these shares.
(23)
As of January 31, 2025, Ms. Yeh held an option to purchase 3,125 shares of our common stock at an exercise price of $10.52 per share, which is fully vested.
(24)
As of January 31, 2025, Ms. Yeh held an option to purchase 3,125 shares of our common stock at an exercise price of $15.49 per share, which is fully vested.
(25)
These shares are subject to a restricted stock unit grant that originally covered a total of 32,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 15, 2024 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Gustke’s continuous service through each vesting date. In addition, if we terminate Mr. Gustke’s employment without “cause,” or if Mr. Gustke resigns for “good reason” (each as defined in Mr. Gustke’s CIC Severance Agreement) at any time during the period beginning three months prior to a change in control of the Company and ending 12 months after such change in control, then any outstanding equity awards will immediately vest 100% in full; provided, if any successor to the Company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control (the “Gustke Acceleration”).
(26)
These shares are subject to a restricted stock unit grant that originally covered a total of 32,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 8, 2023 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Gustke’s continuous service through each vesting date. The Gustke Acceleration applies to these shares.
(27)
These shares are subject to a restricted stock unit grant that originally covered a total of 35,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 1, 2022 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Gustke’s continuous service through each vesting date. The Gustke Acceleration applies to these shares.
(28)
These shares cover a total of 4,000 options that vest as follows: 1/16th of the total number of shares subject to the option vested on June 1, 2021 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Mr. Gustke’s continuous service through each vesting date. The Gustke Acceleration applies to these shares.
(29)
These shares are subject to a restricted stock unit grant that originally covered a total of 20,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 1, 2021 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Mr. Gustke’s continuous service through each vesting date. The Gustke Acceleration applies to these shares.
(30)
These shares cover a total of 4,000 options that vest as follows: 1/16th of the total number of shares subject to the option vested on June 15, 2020 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Mr. Gustke’s continuous service through each vesting date. The Gustke Acceleration applies to these shares.
(31)
As of January 31, 2025, Mr. Gustke held an option to purchase 4,000 shares of our common stock at an exercise price of $15.49 per share, which is fully vested.
(32)
As of January 31, 2025, Mr. Gustke held an option to purchase 6,800 shares of our common stock at an exercise price of $11.75 per share, which is fully vested.
(33)
As of January 31, 2025, Mr. Gustke held an option to purchase 8,000 shares of our common stock at an exercise price of $10.20 per share, which is fully vested.
(34)
These shares are subject to a restricted stock unit grant that originally covered a total of 20,000 shares of our common stock that vested as follows: 1/16th of the total number of shares subject to the option vested on June 15, 2024 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Ms. Sabharwal’s continuous service through each vesting date. In addition, if we terminate Ms. Sabharwal's employment without “cause,” or if Ms. Sabharwal resigns for “good reason” (each as defined in Ms. Sabharwal's CIC Severance Agreement) at any time during the period beginning three months prior to a change in control of the Company and ending 12 months after such change in control, then any outstanding equity awards will immediately vest 100% in full; provided, if any successor to the Company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control (the “Sabharwal Acceleration”).
(35)
These shares are subject to a restricted stock unit grant that originally covered a total of 12,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 8, 2023 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Ms. Sabharwal’s continuous service through each vesting date. The Sabharwal Acceleration applies to these shares.
(36)
These shares are subject to a restricted stock unit grant that originally covered a total of 11,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 1, 2022 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Ms. Sabharwal’s continuous service through each vesting date. The Sabharwal Acceleration applies to these shares.
(37)
These shares cover a total of 1,000 options that vest as follows: 1/16th of the total number of shares subject to the option vested on June 1, 2021 and an additional 1/16th of the total number of shares subject to the option vesting every third month thereafter, subject to Ms. Sabharwal’s continuous service through each vesting date. The Sabharwal Acceleration applies to these shares.
(38)
These shares are subject to a restricted stock unit grant that originally covered a total of 11,000 shares of our common stock. 1/16th of the total original number of restricted stock units vested on June 1, 2021 and 1/16th of the total original number of restricted stock units vest every 3rd month anniversary thereafter, subject to Ms. Sabharwal’s continuous service through each vesting date. The Sabharwal Acceleration applies to these shares.
(39)
As of January 31, 2025, Ms. Sabharwal held an option to purchase 5,000 shares of our common stock at an exercise price of $10.52 per share, which is fully vested.
(40)
As of January 31, 2025, Ms. Sabharwal held an option to purchase 5,000 shares of our common stock at an exercise price of $9.18 per share, which is fully vested.

Option Exercises and Stock Awards Vested in Fiscal 2025 Table

The following table summarizes certain information regarding stock options exercised and stock awards vested for our named executive officers during fiscal 2025. The value realized on exercise is calculated as the difference between the closing price of our common stock at the time of exercise and the applicable exercise price of the stock options multiplied by the number of exercised shares. The value realized on stock award vesting is calculated based on the closing price of our common stock on the vesting date multiplied by the number of shares vested.

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Eric B. Stang	190,000	743,993	208,125	$2,285,644
Shig Hamamatsu	—	—	60,375	$667,443
Jenny C. Yeh	—	—	35,813	$395,537
James A. Gustke	15,500	69,084	18,628	$204,099
Namrata Sabharwal	—	—	12,875	$141,937

Executive Employment Arrangements and Potential Payments Upon Termination or Change in Control

Each of our named executive officers is an "at-will employee." Except as set forth below, we do not have any employment agreements with our named executive officers.

James A. Gustke

Pursuant to an offer letter dated July 30, 2010, the annual base salary of James A. Gustke, who ceased serving as an executive officer effective December 5, 2024 but remains employed with the Company, was $200,000. As of the beginning of fiscal 2025, Mr. Gustke’s annual base salary was $340,000 and he was eligible to earn an annual bonus of $100,000 for fiscal 2025, subject to meeting the same performance goals as all of the other named executive officers under the Bonus Plan, including the achievement of our annual financial plan. In addition, in fiscal 2025, Mr. Gustke was eligible to earn an annual variable commission bonus of up to $65,000 based upon achievement of certain quarterly sales goals. For fiscal 2025, Mr. Gustke’s actual commission bonus was $43,773.

Change in Control and Severance Agreements

In June 2015, our compensation committee approved forms of change in control and severance agreement (“CIC Severance Agreement”) to be entered into by our executive officers, which form has been amended from time to time. Messrs. Stang, Hamamatsu and Gustke, and Mses. Yeh and Sabharwal have each entered into a CIC Severance Agreement. The specific terms of each CIC Severance Agreement, as amended, are discussed below.

Eric B. Stang

If we terminate Mr. Stang’s employment without “cause” or if Mr. Stang resigns for “good reason” (each as defined in the CIC Severance Agreement) at any time other than during the period beginning two months prior to a change in control of the Company and ending 12 months after such change in control (the “Change in Control Period”), then Mr. Stang will be entitled to receive the following:

•
a lump sum payment equal to 12 months of base salary (or 24 months of base salary if such termination occurs during the period beginning 3 months prior to a change in control of the Company and ending 12 months following such change in control (the “Change in Control Period”));
•
a lump sum payment equal to 100% of his target bonus for the year of termination (or 200% if such termination occurs during the Change in Control Period), plus an additional pro-rata amount of his target bonus for the year of termination based on the number of days employed during the year;
•
a lump sum payment equal to the COBRA premiums that would be due for 12 months (or 24 months if such termination occurs during the Change in Control Period) based on the premium that would be due for the first month of COBRA coverage (regardless of whether Mr. Stang or his eligible dependents elect COBRA coverage); and
•
vesting acceleration of any outstanding equity awards that would have vested, or could have vested based on the achievement of performance or other conditions, during the 12 month period following Mr. Stang’s termination and, subject to Mr. Stang’s consent, the extension of the post-termination exercise period of any stock options that are outstanding on the termination date of up to 12 months (or 100% acceleration and an extension of up to 2 years if such termination occurs during the Change in Control Period). Notwithstanding the foregoing, if any successor to the Company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control.

Shig Hamamatsu and Jenny Yeh

If we terminate the employment of Mr. Hamamatsu or Ms. Yeh without cause (as defined in each executive’s CIC Severance Agreement) outside of the Change in Control Period, they will be entitled to receive the following:

•
a lump sum payment equal to nine months of base salary; and
•
a lump sum payment equal to the COBRA premiums that would be due for nine months based on the premium that would be due for the first month of COBRA coverage (regardless of whether the executive or his eligible dependents elects COBRA coverage).

If we terminate the employment of Mr. Hamamatsu or Ms. Yeh without cause, or they resign for good reason (as defined in each executive’s CIC Severance Agreement), during the Change in Control Period, they will be entitled to receive the following:

•
a lump sum payment equal to 12 months of base salary;
•
a lump sum payment equal to 100% of their target bonus for the year of termination, plus an additional pro-rata amount of their target bonus for the year of termination based on the number of days employed during the year;
•
a lump sum payment equal to the COBRA premiums that would be due for 12 months based on the premium that would be due for the first month of COBRA coverage (regardless of whether the executive or their eligible dependents elects COBRA coverage); and
•
100% vesting acceleration of outstanding equity awards. Notwithstanding the foregoing, if any successor to the Company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control.

The receipt of severance payments or benefits pursuant to the CIC Severance Agreements is subject to the executive signing a release of claims in our favor and complying with certain restrictive covenants set forth in the CIC Severance Agreement. Further, each CIC Severance Agreement contains a “better after-tax” provision, which provides that if any of the payments to the executive constitutes a parachute payment under Section 280G of the Code, the payments will either be (i) reduced or (ii) provided in full to the executive, whichever results in the executive receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Code.

James A. Gustke and Namrata Sabharwal

If within 12 months following a change of control (as defined in our EIP), Mr. Gustke or Ms. Sabharwal is terminated without cause (as defined in our EIP), or his or her respective duties, authority or responsibilities are materially reduced without his or her consent, 100% of the outstanding unvested equity awards granted to Mr. Gustke or Ms. Sabharwal, as applicable, prior to the change of control will immediately vest, subject to the executive signing a release of claims in our favor and complying with certain restrictive covenants set forth in the respective CIC Severance Agreement.

Potential Payments Upon Termination or Resignation

The following table provides an estimate of the value of the compensation and benefits due to each of our named executive officers assuming a termination without cause or if he or she terminates his or her employment for good reason, effective as of January 31, 2025, other than in connection with a change of control, under the CIC Severance Agreements described above (intrinsic values are based upon the closing price for a share of our common stock of $14.37 on January 31, 2025, last trading day in fiscal 2025). The actual amounts to be paid can only be determined at the time of such event.

				Intrinsic Value of Accelerated Equity
				Awards ($)
	Cash		Benefit	Restricted
	Payment		Continuation	Stock Units	Options
Name	($)		($)	($)	($)	Total ($)
	Salary	Bonus	Cobra
Eric B. Stang	$600,000	$600,000	$25,910	$2,604,563	—	$3,830,473
Shig Hamamatsu	$333,750	—	$23,507	—	—	$357,257
Jenny C. Yeh	$322,500	—	$6,207	—	—	$328,707
James A. Gustke	—	—	—	—	—	—
Namrata Sabharwal	—	—	—	—	—	—

Potential Payments Upon Termination or Resignation in connection with a Change of Control

The following table provides an estimate of the value of the compensation and benefits due to each of our named executive officers assuming a termination without cause or if he or she terminates his or her employment for good reason, effective as of January 31, 2025, in connection with a change of control, under the agreements and the CIC Severance Agreements described above (intrinsic values are based upon the closing price for a share of our common stock of $14.37 on January 31, 2025, last trading day in fiscal 2025). The actual amounts to be paid can only be determined at the time of such event.

				Intrinsic Value of Accelerated Equity
				Awards ($)
	Cash		Benefit	Restricted
	Payment		Continuation	Stock Units	Options
Name	($)		($)	($)	($)	Total ($)
	Salary	Bonus	Cobra
Eric B. Stang	$1,200,000	$1,200,000	$51,820	$5,909,663	—	$8,361,483
Shig Hamamatsu	$445,000	$300,000	$31,343	$1,788,160	—	$2,564,503
Jenny C. Yeh	$430,000	$185,000	$8,276	$1,139,699	—	$1,762,975
James A. Gustke	—	—	—	$807,407	—	$807,407
Namrata Sabharwal	—	—	—	$389,772	—	$389,772

CEO Pay Ratio

Under SEC rules, we are required to provide information regarding the relationship between the total annual compensation of Mr. Stang, our Chief Executive Officer, and the total annual compensation of our median employee (other than Mr. Stang). For our last completed fiscal year, which ended January 31, 2025:

•
The median of the total annual compensation of all employees (other than Mr. Stang) of ours (including our consolidated subsidiaries) was $93,412.
•
Mr. Stang’s total annual compensation, as reported in the Fiscal 2025 Summary Compensation Table included in this Proxy Statement, was $3,584,848.
•
Based on the above, for fiscal 2025, the ratio of Mr. Stang’s total annual compensation to the median of the total annual compensation of all employees was 38 to 1.

SEC rules permit a registrant to use the same median compensation information for comparison purposes for up to three years. Accordingly, we have calculated our disclosure based on the median employee identified as of January 31, 2023. This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act and based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

The methodology we used to calculate the pay ratio is described below.

•
We determined the median of the total annual compensation of all of our employees as of January 31, 2023. As of January 31, 2023, we (including our consolidated subsidiaries) had approximately 454 full-time, part-time and temporary employees, of whom approximately 400 (or approximately 88%) are U.S. employees, and approximately 54 (or approximately 12%) are located outside of the United States.
•
We then compared the sum of (i) the total annual cash compensation earned by each of these employees for fiscal 2023 as reflected in our payroll records plus (ii) the fair value of equity awards (as determined in accordance with footnote 1 of the Fiscal 2025 Summary Compensation Table) granted to these employees in fiscal 2023, to determine the median employee, without annualizing the compensation of any employees who started their employment with us in fiscal 2023 but did not work for us or our consolidated subsidiaries for the entire year. Compensation paid in foreign currency was converted to U.S. dollars using currency conversion ratios in effect as of January 31, 2023. In determining the median total compensation of all of these employees, we did not make any cost of living adjustments to the wages paid to any employee outside of the U.S.
•
Once we identified our median employee, we estimated the median employee’s total annual compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median total annual compensation disclosed above. With respect to Mr. Stang’s total annual compensation, we used the amount reported in the “Total” column of our Fiscal 2025 Summary Compensation Table included in this Proxy Statement.

Pay Versus Performance

This section provides disclosure about the relationship between executive compensation actually paid to our principal executive officer (PEO) and non-PEO NEOs and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934 (the “Pay Versus Performance Rules”) and does not necessarily reflect how the compensation committee evaluates compensation decisions.

					Value of Initial Fixed $100 Investment Based On:(5)
Fiscal Year(1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(2)(4)	Total Shareholder Return	Peer Group Total Shareholder Return	Net Losses (in millions)	Total Revenue (in millions)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$3,584,848	$5,656,895	$1,013,779	$1,370,499	$109.44	$104.91	$(6.90)	$256.85
2024	$4,350,306	$2,786,861	$1,052,632	$833,134	$82.41	$91.58	$(0.84)	$236.74
2023	$4,968,334	$2,919,461	$1,031,729	$778,606	$109.44	$91.34	$(3.66)	$216.17
2022	$4,736,784	$6,835,673	$1,205,006	$1,070,882	$137.40	$112.67	$(1.75)	$192.29
2021	$2,971,584	$3,514,742	$906,875	$1,001,831	$102.59	$109.92	$(2.44)	$168.95

(1)
The following table lists the PEO and non-PEO NEOs for each of fiscal years 2025, 2024, 2023, 2022 and 2021:

Year	PEO	Non-PEO NEOs
2025	Eric B. Stang	Shig Hamamatsu, Jenny Yeh, James Gustke, Namrata Sabharwal
2024	Eric B. Stang	Shig Hamamatsu, Jenny Yeh, James Gustke, Namrata Sabharwal
2023	Eric B. Stang	Shig Hamamatsu, Jenny Yeh, James Gustke, Namrata Sabharwal
2022	Eric B. Stang	Shig Hamamatsu, Jenny Yeh, Ravi Narula (our former Chief Financial Officer), James Gustke
2021	Eric B. Stang	Jenny Yeh, Ravi Narula, James Gustke

(2)
The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with the Pay Versus Performance Rules. These dollar amounts do not reflect the actual amounts of compensation earned by or paid to our NEOs during the applicable year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Fiscal 2025 Summary Compensation Table (refer to “Executive Compensation– Fiscal 2025 Summary Compensation Table” for additional information).
(3)
The following table shows the amounts deducted from and added to the Fiscal 2025 Summary Compensation Table total to calculate “compensation actually paid” to Mr. Stang in accordance with the Pay Versus Performance Rules:

Fiscal Year	Summary Compensation Table Total for PEO	Reported Value of Equity Awards	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Compensation Actually Paid to PEO
2025	$3,584,848	$(2,162,500)	$2,918,906	$784,842	$547,031	$(16,232)	$5,656,895

(4)
The following table shows the amounts deducted from and added to the average Fiscal 2025 Summary Compensation Table total compensation to calculate the average “compensation actually paid” to our non-PEO NEOs in accordance with the Pay Versus Performance Rules:

Equity Award Adjustments
Fiscal Year	Average Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Compensation Actually Paid to Non-PEO NEOs
2025	$1,013,779	$(378,438)	$510,807	$128,475	$95,732	$143	$1,370,499

(5)
In accordance with the Pay Versus Performance Rules, the Company and the Company’s peer group total shareholder return (the “Peer Group TSR”) is determined based on the value of an initial fixed investment of $100 on January 31, 2020, through the end of the listed fiscal year. The Peer Group TSR set forth in this table was determined using the NASDAQ Telecommunications Index, which we also use in preparing the stock performance graph required by Item 201(e) of Regulation S-K for our Annual Report for the fiscal year ended January 31, 2025.
(6)
We have determined that Total Revenue, is the financial performance measure that, in the Company’s assessment, represents the most important financial performance measure used to link “compensation actually paid” to our NEOs, for fiscal year 2025, to company performance (the “Company Selected Measure” as defined in the Pay Versus Performance Rules).

Tabular Disclosure of Most Important Performance Measures

In accordance with the Pay Versus Performance Rules, the following table lists the measures that, in the Company’s assessment, represent the most important financial performance measures used to link “compensation actually paid” to the Company’s NEOs, for fiscal year 2025, to Company performance, as further described in “Elements of Our Executive Compensation Program”.

Most Important Performance Measures
Total Revenue
Adjusted EBITDA

Relationship Between “Compensation Actually Paid” and Performance Measures

In accordance with the Pay Versus Performance Rules, the charts below illustrate how “compensation actually paid” to the NEOs aligns with the Company’s financial performance as measured by TSR, net losses, and Total Revenue, as well as a comparison of TSR and Peer Group TSR.

Compensation Actually Paid and Company TSR

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid (Thousands)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Cumulative TSR
(value of initial $100 investment)
$150.00
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$102.59
$137.40
$109.44
$82.41
$109.44
FY21
FY22
FY23
FY24
FY25
PEO
Average for Non-PEO NEOs
TSR

Compensation Actually Paid vs. Company TSR

Compensation Actually Paid and Net Losses

Compensation Actually Paid vs. Net Losses
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Compensation Actually Paid (Thousands)
$-
$(1,000)
$(2,000)
$(3,000)
$(4,000)
$(5,000)
$(6,000)
$(7,000)
$(8,000)
Net Losses (Thousands)
$(2,441)
$(1,751)
$(3,655)
$(835)
$(6,901)
FY21
FY22
FY23
FY24
FY25
PEO
Average for Non-PEO NEOs
Net Losses (Thousands)

Compensation Actually Paid vs. Net Losses

Compensation Actually Paid and Total Revenue

Compensation Actually Paid vs. Total Revenue
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Compensation Actually Paid (Thousands)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Total Revenue (Thousands)
$168,950
$192,290
$216,165
$236,737
$256,852
FY21
FY22
FY23
FY24
FY25
PEO
Average for Non-PEO NEOs
Total Revenue (Thousands)

Compensation Actually Paid vs. Total Revenue

TSR of the Company and TSR of the Peer Group

Company TSR vs. Peer Group TSR
Cumulative TSR
(value of initial $100 investment)
$140
$130
$120
$110
$100
$90
$80
$137
$113
$110
$103
$109
$91
$92
$82
$109
$105
FY21
FY22
FY23
FY24
FY25
Company Cumulative TSR
NASDAQ Telecommunications Cumulative TSR

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•
any breach of their duty of loyalty to our Company or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•
any transaction from which they derived an improper personal benefit.

Further, our Certificate of Incorporation provides for the exculpation of certain officers to the fullest extent permitted by law, including for personal liability for breach of fiduciary duty. This exculpation does not protect officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or any transaction in which the officer derived an improper personal benefit. Nor does this exculpation shield such officers from liability for claims brought by or in the right of our company, such as derivative claims.

Our amended and restated bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding, by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. Our amended and restated bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit or proceeding, by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our amended and restated bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we entered into an indemnification agreement with each member of the Board of Directors and each of our executive officers. These agreements provide for the indemnification of our directors, officers and some employees for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our Company, or any of our subsidiaries, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our Company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except for payments set forth under “Directors, Executive Officers and Corporate Governance” and “Executive Compensation,” from February 1, 2024 to the present, there have been no transactions, and there are no currently proposed transactions in which:

•
we have been or will be a participant;
•
the amount involved exceeded or exceeds $120,000; and
•
any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Policies and Procedures for Related Party Transactions

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. A related person is a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. Our corporate governance guidelines provides that the audit committee shall review and approve or disapprove any related party transactions.

It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates, are approved by the audit committee of our Board of Directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Interested parties who wish to communicate with our Board of Directors or any specified individual director including our non-employee directors, may send their communications in writing to the Corporate Secretary at Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, California, Attn: Corporate Secretary. The Corporate Secretary shall review all incoming communications and, if appropriate, route such communications to the appropriate member(s) of the Board of Directors or, if none is specified, to the Chairman of the Board (except for mass mailings, job inquiries, service complaints or inquiries, business solicitations and patently offensive or otherwise inappropriate material).

The Corporate Secretary may decide in the exercise of her judgment whether a response to any communication is necessary and shall provide a report to the nominating and governance committee on a quarterly basis of any communications received for which the Corporate Secretary has either responded or determined no response is necessary.

This procedure for communications with the non-management directors does not apply to (a) communications to non-employee directors from officers or directors of the Company who are stockholders, or (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

AUDIT COMMITTEE REPORT

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by Ooma under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The audit committee consists of three members: Andrew H. Galligan, who serves as the chair of the audit committee, Peter J. Goettner and Russ Mann. During fiscal 2025, the audit committee held eight meetings. The audit committee has certain duties and powers as described in its written charter adopted by the Board of Directors. A copy of the charter is available on the Investors section of our website at https://investors.ooma.com.

The audit committee assists our Board of Directors in fulfilling its oversight responsibilities relating to the Company’s financial accounting, reporting and controls. As set forth in the audit committee’s charter, the audit committee is responsible for: overseeing the integrity of our accounting and financial reporting processes and the audits of our financial statements; monitoring the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by our independent auditors and management; reviewing and evaluating the independence and performance of our independent auditors; and facilitating communication among our independent auditors, management and the Board of Directors. Our management is responsible for our financial statements and our internal controls.

The following is the report of the audit committee of our Board of Directors. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended January 31, 2025 with our management. In addition, the audit committee has discussed with KPMG LLP, our independent registered public accountants, the matters required to be discussed by the applicable requirements of the Public Company Accounting and Oversight Board and the SEC. The audit committee also has received the written disclosures and the letter from KPMG LLP as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP the independence of KPMG LLP.

Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2025 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Andrew H. Galligan (Chair)

Peter J. Goettner

Russ Mann

PROPOSAL ONE: ELECTION OF DIRECTORS

As set by the Board of Directors, pursuant to our amended and restated bylaws, the current authorized number of directors constituting our entire board is nine. We currently have eight directors and one vacancy. In accordance with our amended and restated certificate of incorporation, the Board is divided into three classes with staggered three-year terms and at the Annual Meeting, three Class I directors will be elected for three-year terms.

Nominees

Our nominating and governance committee of the Board of Directors recommended, and the Board of Directors approved, Peter J. Goettner, Eric B. Stang, and Jenny C. Yeh as nominees for election to the Board of Directors at the Annual Meeting. If elected, each of Mr. Goettner, Mr. Stang and Ms. Yeh will serve as Class I directors until our annual meeting in 2028, or until a successor is qualified and elected or until her or his earlier resignation, death or removal. Each of the nominees is currently a director of the Company. Please see “Directors, Executive Officers and Corporate Governance” in the Proxy Statement for information concerning the nominees.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of Peter J. Goettner, Eric B. Stang, and Jenny C. Yeh. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Each director is elected by a plurality of the voting power of the shares participating online or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Abstentions, broker non-votes and “withhold” votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends that stockholders vote “FOR” the election of each of Peter J. Goettner, Eric B. Stang, and Jenny C. Yeh as Class I directors.

PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our audit committee of the Board of Directors has appointed KPMG LLP as Ooma’s independent registered public accountants for the year ending January 31, 2026 and the Board recommends that stockholders vote for ratification of such appointment. KPMG LLP has been engaged as our independent registered public accounting firm since June 2021.

Notwithstanding its selection or voting results, the audit committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the audit committee believes that such a change would be in the best interests of Ooma and its stockholders. If our stockholders do not ratify the appointment, the audit committee may reconsider whether it should appoint another independent registered public accounting firm.

We expect that representatives of KPMG LLP will be present online during the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Principal Accounting Fees and Services

The following table sets forth all fees accrued or paid to KPMG LLP for audit services provided for, and other services provided in, the year ended January 31, 2025 and the year ended January 31, 2024:

	Year Ended January 31,
	2025	2024
Audit Fees(1)	$1,843,000	$1,947,865
Audit-Related Fees(2)	$—	$35,000
Total	$1,843,000	$1,982,865

(1)
Audit Fees consist of professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)
Audit-related fees consisted of fees and expenses billed for professional services KPMG LLP rendered in connection with our Form S-8 registration statement filed for fiscal 2024.

Pre-approval Policy. Under our audit committee’s policy governing our use of the services of our independent registered public accountants, the audit committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In the fiscal years ended January 31, 2025 and 2024, all fees identified above under the captions “Audit Fees” and “Audit-Related Fees” that were billed by KPMG LLP were approved by the audit committee in accordance with SEC requirements.

In the fiscal year ended January 31, 2025, there were no professional services provided by KPMG LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG LLP.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock participating online or represented by proxy and entitled to vote on the matter is necessary to ratify the selection of KPMG LLP as our independent registered public accountants for the year ending January 31, 2026. Abstentions are treated as shares of common stock participating online or represented by proxy and entitled to vote and therefore, will have the effect of a vote “against” the ratification of KPMG LLP as our independent registered public accountants. Broker non-votes will not count as votes cast for purposes of this proposal.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the selection of KPMG LLP as Ooma’s independent registered public accountants for the year ending January 31, 2026.

PROPOSAL THREE: NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are seeking approval, on an advisory basis, of the compensation of our named executive officers for the fiscal year ended January 31, 2025, as described in this Proxy Statement in the section titled “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables and the narrative discussion relating to the compensation tables set forth in this proxy statement. This vote is not intended to address any specific item of compensation, and is rather intended to address the overall compensation of our named executive officers and the policies and practices described in this proxy statement. This non-binding advisory vote is commonly referred to as a “Say-on-Pay” proposal.

Our compensation programs are overseen by our compensation committee and reflect our general compensation philosophy for all employees, including our executive officers. Our executive compensation program is designed to attract, motivate, reward and retain highly qualified executives and motivate them to pursue our corporate objectives while encouraging the creation of long-term value for our stockholders. We evaluate and reward our executive officers through compensation intended to motivate them to identify and capitalize on opportunities to grow our business and maximize stockholder value over time. We strive to provide an executive compensation program that is market competitive, rewards achievement of our business objectives and is designed to provide a foundation of fixed compensation (base salary) and a substantial portion of performance-based compensation (short-term and long-term incentives) that are intended to align the interests of executive officers with those of our stockholders.

Stockholders are being asked to approve the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables, is hereby approved.”

This vote is advisory and therefore not binding on Ooma or our Board of Directors. Our Board of Directors and its committees value the opinions of our stockholders, and to the extent there is any significant vote against the executive compensation described in this proxy statement, our compensation committee will consider the impact of such vote on our compensation policies and decisions.

Vote Required

An affirmative vote from holders of a majority in voting power of the shares present at the meeting or represented by proxy and entitled to vote on the proposal will be required to approve Ooma’s executive compensation for the fiscal year ended January 31, 2025. Abstentions are treated as shares of common stock participating online or represented by proxy and entitled to vote and, therefore, will have the effect of a vote “against” the resolution to approve the compensation of our named executive officers as described in this proxy statement. Broker non-votes will not count as votes cast for purposes of this proposal.

The Board of Directors unanimously recommends that stockholders vote “FOR” the resolution to approve the compensation of our named executive officers as described in this Proxy Statement.

PROPOSAL FOUR: AMENDMENT AND RESTATEMENT OF 2015 EQUITY INCENTIVE PLAN

In April 2025, the Board approved the amendment and restatement of the Ooma, Inc. 2015 Equity Incentive Plan (the “EIP”) to prevent the EIP from expiring in July 2025, in accordance with the recommendation of the Compensation Committee, and directed that the amended EIP (the “Amended EIP”) be submitted to stockholders for approval at the Annual Meeting.

We are asking our stockholders in this Proposal Four to approve our Amended EIP to, among other things: (i) increase the number of shares of common stock reserved for issuance under the EIP by 330,000 shares; (ii) remove the evergreen provision; (iii) prohibit liberal share repricing; (iv) prohibit repricing and cash buyouts; (v) prohibit the payment of dividends and dividend equivalents on unvested awards; (vi) provide specific disclosure of equity award treatment upon a change in control; (vii) extend the term; and (viii) make certain other best practice and administrative changes to the EIP.

Our Board recommends a vote FOR approval of the Amended and Restated 2015 Equity Incentive Plan.

Reasons to Approve the Amended EIP

The approval of the Amended EIP by our stockholders is important because without stockholder approval, the EIP will expire in July 2025 and we will not be able to grant equity awards under the EIP after its expiration and the number of shares currently authorized for issuance under our EIP is not expected to be sufficient to meet our needs over the next few years. If our stockholders do not approve this proposal, then the Amended EIP will not become effective.

The Board recommends a vote in favor of the Amended EIP because the Board believes the Amended EIP is in the best interests of the Company and our stockholders for the following reasons:

•
Aligns executive, employee, non-employee director, independent contractor, and stockholder interests. We currently provide stock awards to a broad-based group of our employee population as well as our non-employee directors and independent contractors. We believe that our stock-based compensation programs, along with our stock ownership guidelines for our non-employee directors and executives, help align the interests of our executives, employees, non-employee directors, and independent contractors with the interests of our stockholders by giving them a sense of ownership and long-term personal involvement in and accountability for the development and financial success of the Company. If the Amended EIP is approved, we will be able to continue to use equity to align the interests of our executives, employees, non-employee directors, and independent contractors with the interests of our stockholders.

•
Attracts and retains talent. Talented, motivated, and effective executives, employees and independent contractors are essential to executing our business strategies and propelling our business forward. Stock-based compensation has been a critical component of total compensation at the Company for many years because this type of compensation enables the Company to effectively recruit and retain executives and other employees as well as independent contractors in a competitive market for talent while encouraging them to act and think like owners of the Company. If the Amended EIP is approved, we believe we will maintain our ability to offer competitive compensation packages to both retain our best performers and attract new talent.

•
Supports our pay-for-performance philosophy. A significant portion of total compensation for our executives is equity-based incentive compensation tied to the achievement of our stock price performance. We use incentive compensation to help reinforce desired business results and to motivate executives to make decisions to produce those results. If the Amended EIP is approved, it will continue to support our pay-for-performance philosophy.

•
Avoids disruption in our compensation programs and mitigates the need for significant cash compensation. We consider equity compensation to be a vital element of our employee compensation program. We believe that, if stockholders approve the Amended EIP, the shares to be reserved under the Amended EIP will be sufficient to enable us to grant stock awards under the EIP for approximately the next two years, based on historical grant and forfeiture levels, the recent market prices of Company shares, and the anticipated use of stock awards as an incentive and retention tool. If the Amended EIP is not approved, we would need to replace components of compensation previously awarded in equity with cash or with other instruments that may not necessarily support our goals of strengthening longer-term retention and aligning employee interests with those of our stockholders. Additionally, replacing equity with cash would increase our cash compensation expense and significantly deplete cash that could be better utilized for other strategic purposes or returned to stockholders.
•
Balances appropriately our need to attract and retain talent with stockholder interests regarding dilution. We recognize the dilutive impact of our equity compensation programs on our stockholders, and we continuously strive to balance this concern with the competition for talent, competitive compensation practices, and the need to attract and retain talent. As described in more detail below under the heading “Dilution, Overhang and Burn Rate,” our three-year average annual gross burn rate is 4.8% and our three-year average net burn rate is 4.5%. We believe the Amended EIP is not excessively dilutive to our stockholders given our overhang.
•
Protects stockholder interests and embraces sound stock-based compensation practices. As described in more detail below under the heading “The Amended EIP Reflects Governance Best Practices,” the Amended EIP includes features that are consistent with the interests of our stockholders and sound corporate governance practices.

Summary of Material Changes to the EIP

The Amended EIP is being amended to provide for the following:

•
Increase Share Reserve. Compared to the number of shares reserved for issuance under the EIP, the number of shares reserved for issuance under the Amended EIP will increase by 330,000 shares to allow the Company to continue to make equity grants. If the Amended EIP is approved by our stockholders, the shares that were available for grant under the EIP will no longer be available under the Amended EIP.
•
Remove Evergreen Feature. Remove the “evergreen” feature providing for an annual increase of shares available under the EIP. The Amended EIP does not contain any provision pursuant to which the share reserve would be automatically increased in the future without stockholder approval.
•
No Liberal Share Counting. Prohibit the reuse of shares withheld or delivered to satisfy the exercise price of an option or stock appreciation right or to satisfy tax withholding requirements. Clarify that (i) the full number of shares subject to a stock appreciation right that are to be settled by the issuance of shares shall be counted against the number of shares available for award under the Amended EIP, regardless of the number of shares actually issued upon settlement of such stock appreciation right; and (ii) shares used to pay the exercise price of an award, to satisfy the tax withholding obligations related to an award and shares repurchased on the open market with the proceeds of an option exercise will not become available for future grant or sale under the Amended EIP.
•
Assumption of Awards by the Company. Provide that the Plan Administrator, from time to time, may determine to substitute or assume outstanding awards granted by another company, whether in connection with an acquisition, merger or consolidation of such other company or otherwise, by either: (i) assuming such award under the Amended EIP, or (ii) granting an award under the Amended EIP in substitution of such other company’s award. In the event the Plan Administrator elects to assume an award granted by another company, subject to the requirements of Section 409A of the Code, the purchase price or the exercise price, as the case may be, and the number and nature of shares issuable upon exercise or settlement of any such award, will be adjusted appropriately.
•
No Repricing or Buyout of Underwater Options or Stock Appreciation Rights. Prohibit repricing or other exchanges of any awards for cash or equity compensation without stockholder consent.

•
Prohibition on Payment of Dividends and Dividend Equivalents on Unvested Awards. Prohibit the payment or settlement of dividends or dividend equivalents with respect to any award until the underlying shares or units vest.

•
Expand List of Award Types. Expand the types of awards that may be granted under the EIP by adding stock bonus awards and other stock-based awards.

•
Expand List of Performance Criteria. Expand the list of possible performance criteria that performance goals for performance-based awards may be based on.

•
Administration of Awards Subject to Performance Goals. Clarify that the Plan Administrator may grant stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards that are subject to the satisfaction of specified performance criteria. The Plan Administrator will, in its sole discretion, determine the performance goals, if any, applicable to any award (including any adjustment(s) thereto that will be applied in determining the achievement of such performance goals) on or prior to the determination date (defined as any time when the achievement of the performance goals associated with the applicable performance period remains substantially uncertain). The Plan Administrator shall determine and approve the extent to which such performance goals have been timely achieved and the extent to which the shares subject to such award have thereby been earned.

•
Remove Section 162(m) References. Remove certain references to Section 162(m) of the Internal Revenue Code (“Section 162(m)”) in connection with recent amendments to Section 162(m), while retaining certain best practice performance-based award provisions.

•
Specify Treatment of Options upon Termination for Cause. Clarify that if a participant ceases to be a service provider as a result of being terminated for “cause,” any outstanding option (including any vested portion thereof) held by such participant shall immediately terminate in its entirety upon the participant being first notified of his or her termination for cause and the participant will be prohibited from exercising his or her option from and after the date of such notification.

•
Clarify Treatment upon Change in Time Commitment. Clarify that in the event a participant’s regular level of time commitment in the performance of his or her services for the Company or any affiliate is reduced after the date of grant of any award, the Plan Administrator, in its sole discretion, may, subject to applicable laws, (a) make a corresponding reduction in the number of shares or cash amount subject to any portion of such award that is scheduled to vest, become exercisable and/or become payable after the date of such change in time commitment, and (b) in lieu of or in combination with such a reduction, extend the vesting, exercise or payout schedule applicable to such award.

•
Explicitly Prohibit Loans. Provide that no participant will be permitted to purchase shares (in full or in part) via a promissory note.

•
Provide for Additional Requirement on Transferability of Awards. Clarify that in no event may any stock award be transferred for consideration to a third-party financial institution.

•
Provide Specific Disclosure of Equity Award Treatment Upon a Change in Control. Provide that, in the event of a “change in control” of the Company: any or all outstanding awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares of the Company held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, as provided above, pursuant to a change in control, then notwithstanding any other provision in the Amended EIP to the contrary, such awards will expire on such transaction at such time and on such conditions as the Plan Administrator will determine; the Plan Administrator may, in its sole discretion, accelerate the vesting of such awards in connection with a change in control, with any performance-based award vesting at target level (or at such other level(s) provided in an award agreement).

•
Provide that Awards are Subject to Compliance Requirements. Provide that each participant must comply with applicable law, the Company’s Code of Ethics, and the Company’s corporate policies, as applicable, including but not limited to the Compensation Recovery Policy, and such compliance is necessary to earn an award under the Amended EIP.

•
Extends the Term of the Plan. Subject to stockholder approval, the Amended EIP will be effective April 14, 2025 and will continue in effect until April 14, 2035.

•
Provide the Plan is Subject to Delaware Law. Provide that the Amended EIP is to be construed in accordance with and governed by the internal laws of the State of Delaware.

The Amended EIP Reflects Governance Best Practices

Our Amended EIP includes additional provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:

•
No Discounted Options and Stock Appreciation Rights. Requires stock options and stock appreciation rights to be granted with an exercise price equal to at least the fair market value of our common stock on the date of the award is granted.

•
No Single Trigger Change in Control. Awards do not automatically accelerate upon a change in control.

•
No Automatic Grants. The Amended EIP does not provide for automatic grants to any participant.

•
No Tax Gross-ups. The Amended EIP does not provide for any tax gross-ups.

•
No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Plan Administrator.

•
No Reload Grants. The Amended EIP does not provide for reload grants, or the granting of stock options conditioned upon delivery of shares to satisfy the exercise price and/or tax withholding obligation under another employee stock option.

Dilution, Overhang and Burn Rate

While the use of long-term incentives in the form of equity awards is an important part of our compensation program, we recognize that stock awards dilute existing stockholders and are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. Our compensation committee regularly reviews our long-term incentive compensation program to ensure that we balance our employee compensation objectives with our stockholders’ interest in limiting dilution from stock awards.

The following table sets forth information regarding outstanding grants as of April 10, 2025 under the EIP. As of April 10, 2025, we had 27,560,725 shares of common stock issued and outstanding. The market value of one share of our common stock on April 10, 2025, as determined based on the closing price per share of our common stock as reported on the New York Stock Exchange was $12.00.

Equity Plan*	Shares Underlying Outstanding Stock Options(1)	Weighted- Average Exercise Price Per Share($)	Weighted- Average Remaining Contractual Term (In Years)	Shares Underlying Outstanding Time- Based Full Value Awards(2)	Shares underlying outstanding Performance- Based Full Value Awards(3)	Shares Available for Future Grant
EIP	570,055	$13.67	4.23	2,601,634	—	2,319,818

* These amounts do not reflect shares subject to outstanding purchase rights under our ESPP.

(1) No stock appreciation rights were outstanding as of April 10, 2025.

(2) Consists of restricted stock units.

(3) The Company has no such awards outstanding as it has not previously granted performance-based equity awards.

The compensation committee also regularly reviews our historical equity award granting practices, including our share usage rate (commonly referred to as “burn rate”) and equity overhang activity. The following table provides detailed information regarding our burn rate and equity overhang activity (based on total potential award shares) for the last three fiscal years. The effects of our stock repurchase program are included in these calculations.

	Fiscal 2025	Fiscal 2024	Fiscal 2023	Average
Gross Burn Rate(1)	4.1%	5.8%	4.3%	4.8%
Net Burn Rate(2)	3.9%	5.5%	4.0%	4.5%
Equity Overhang(3)	17.0%	18.0%	18.0%	17.7%

(1) Gross Burn Rate is calculated as (a) the number of new stock awards granted under the EIP, divided by (b) the weighted average common shares outstanding of the Company for the fiscal year.

(2) Net Burn Rate is calculated as (a) the number of new stock awards granted under the EIP, net of stock awards canceled and forfeited under the

EIP, divided by (b) the weighted average common shares outstanding of the Company for the fiscal year.

(3) Equity Overhang is calculated as (a) the number of shares subject to outstanding stock awards plus the number of shares available for grant under the EIP, divided by (b) the number of shares subject to outstanding stock awards, plus the number of shares available for grant under the

EIP, plus the weighted average common shares outstanding of the Company for the fiscal year.

The table below shows the number of options and full value awards granted under the EIP in each of the last three fiscal years. No performance-based awards were granted in the last three fiscal years.

Fiscal Year	Option Awards Granted	Total Full-Value Awards Granted	Time Based Full-Value Awards Granted	Weighted Average Shares of Common Stock Outstanding (Basic & Diluted)
2025	—	1,125,860	1,125,860	26,685,598
2024	—	1,507,182	1,507,182	25,573,288
2023	95,000	980,510	980,510	24,506,525

If the Amended EIP is approved by our stockholders, the shares that were available for grant under the EIP will no longer be available under the Amended EIP. There were 2,319,818 shares available for issuance under the EIP as of April 10, 2025; this pool of shares will no longer be available under the Amended EIP if approved by our stockholders.

If the Amended EIP is approved by our stockholders:

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The prior pool of 2,319,818 shares will be increased by the 330,000 shares provided by the Amended EIP; provided, however, that no more than 2,649,818 shares will be available for grant and issuance as of the date of the Annual Meeting.
•
The only shares available for grant under the Amended EIP on its effective date at our Annual Meeting (the “Amended EIP Effective Date”) will be no more than 2,649,818 shares.
•
Further, any shares granted after April 10, 2025 under the Amended EIP will reduce the 2,649,818 shares under the previous sentence. For illustrative purposes, if Ooma granted 100,000 shares under the EIP after April 10, 2025 and before the Annual Meeting, then the available pool under the Amended EIP would be 2,549,818 shares (2,649,818 shares, less 100,000 shares).
•
We commit that no more than 15,000 shares will be granted between April 10, 2025 and the Annual Meeting and these grants reduce the 2,649,818 shares that will be available under the Amended EIP.
•
Finally, any forfeitures that happen under the EIP after the Amended EIP Effective Date will roll into the Amended EIP, but only up to a maximum of 3,172,189 shares. These forfeitures only roll in if outstanding awards under the EIP are forfeited after the Amended EIP Effective Date.

Description of the Amended EIP

Set forth below is a summary of the material features of the Amended EIP. The Amended EIP is set forth in its entirety as Appendix A to this Proxy Statement, and all descriptions of the Amended EIP contained in this Proposal Four are qualified by reference to Appendix A.

Purpose

The purposes of the Amended EIP are (a) to attract and retain the best available personnel to ensure the Company’s success and to accomplish the Company’s goals; (b) to incentivize employees and independent contractors of the Company and its subsidiaries and members of the Board with long-term equity-based compensation to align their interests with the Company’s stockholders; and (c) to promote the success of the Company’s business.

Types of Stock Awards

The Amended EIP provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code, to our employees and the employees of our subsidiaries. In addition, the Amended EIP provides for the grant of nonstatutory stock options (“NSOs”), stock appreciation right (“SARs”), restricted stock awards (“RSAs”), restricted stock units (“RSUs”), stock bonus awards, and other stock-based awards to our employees, independent contractors, and non-employee directors, and the employees and independent contractors of our subsidiaries.

Share Reserve

If the Amended EIP is approved, subject to capitalization adjustments, the maximum aggregate number of shares of common stock which may be issued pursuant to all awards (including ISOs) will be equal to the sum of (i) 2,649,818 shares, which includes 330,000 additional shares of common stock and (ii) the number of shares subject to awards outstanding under the Amended EIP as of the date of the Annual Meeting that on or after the Annual Meeting would have otherwise been available for reissuance under the Amended EIP. The shares to be issued pursuant to awards may be authorized, but unissued, or reacquired common stock.

Under the Amended EIP, shares subject to awards, and shares issued under any award, will again be available for grant and issuance in connection with subsequent awards to the extent such shares: (i) are subject to issuance upon exercise of an option or SAR but which cease to be subject to the option or SAR for any reason other than exercise of the option or SAR; (ii) are subject to awards that are forfeited or are repurchased by the Company at the original issue price; or (iii) are subject to awards that otherwise terminate without such shares being issued. To the extent an award is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the Amended EIP. The full number of shares subject to a SAR that are to be settled by the issuance of shares shall be counted against the number of shares available for award under the Amended EIP, regardless of the number of shares actually issued upon settlement of such SAR. Shares used to pay the exercise price of an award, to satisfy the tax withholding obligations related to an award and shares repurchased on the open market with the proceeds of an option exercise will not become available for future grant or sale under the Amended EIP.

The Plan Administrator, from time to time, may determine to substitute or assume outstanding awards granted by another company, whether in connection with an acquisition, merger or consolidation of such other company or otherwise, by either: (i) assuming such award under the Amended EIP or (ii) granting an award under the Amended EIP in substitution of such other company’s award. In the event the Plan Administrator elects to assume an award granted by another company, subject to the requirements of Section 409A of the Code, the purchase price or the exercise price, as the case may be, and the number and nature of shares issuable upon exercise or settlement of any such award will be adjusted appropriately.

Eligibility

All of our employees (including our executive officers), non-employee directors, and independent contractors and all of the employees and independent contractors of our subsidiaries are eligible to participate in the Amended EIP. ISOs may be granted only to our employees (including our executive officers) and the employees of our subsidiaries. However, all other types of awards may be granted to our employees (including our executive officers), non-employee directors, and independent contractors and the employees and independent contractors of our subsidiaries.

As of April 10, 2025, there were approximately 501 employees (including four current executive officers), 639 independent contractors (other than our non-employee directors), and six non-employee directors who were eligible to participate under the Amended EIP.

Plan Administration

Our Board or a duly authorized committee has the authority to administer the Amended EIP. Our Board of Directors has delegated this authority to the compensation committee. Subject to the terms of the Amended EIP, our Board of Directors or the authorized committee, referred to in this proposal as the “Plan Administrator,” determines recipients. The Amended EIP is administered by our compensation committee. The compensation committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Amended EIP to one or more non-employee directors or officers of the Company; provided, however, that the compensation committee may not delegate its authority and powers with respect to (i) any person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder or (ii) in any way which would disqualify transactions as exempt under Rule 16b-3.

Subject to the provisions of the Amended EIP, the Plan Administrator has the power to determine the terms of awards, including, without limitation, the recipients, the exercise price, if any, the number of shares subject to each award, the fair market value of a share of our common stock, the vesting schedule applicable to the awards, together with any vesting acceleration or waiver of forfeiture restrictions, and the form of consideration, if any, payable upon exercise of the award and the terms of the award agreement for use under the Amended EIP. The Plan Administrator also has the authority, subject to the terms of the Amended EIP, to modify or amend existing awards, to prescribe rules, to construe and interpret the Amended EIP and awards granted thereunder and to make all other determinations deemed necessary or advisable for administering the Amended EIP.

No Repricing without Stockholder Approval

The Amended EIP expressly provides that the Plan Administrator will not implement an exchange program without the approval of stockholders under which outstanding awards are amended to provide for a lower exercise price or surrendered or canceled in exchange for awards with a lower exercise price, a different type of award, cash, or a combination of the foregoing.

Stock Options

The Plan Administrator may grant ISOs and/or NSOs under the Amended EIP; provided that ISOs are only granted to employees. The exercise price of ISOs and NSOs must equal at least the fair market value of our common stock on the date of grant and the term of an option may not exceed 10 years; provided, however, an ISO held by a participant who owns more than 10% of the total combined voting power of all classes of our stock, or any related corporations, may not have a term in excess of five years and must have an exercise price of at least 110% of the fair market value of our common stock on the grant date. Notwithstanding the foregoing, options may be granted with a per share exercise price that is less than the fair market value of our common stock on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

The Plan Administrator will determine the methods of payment of the exercise price of an option, which may include cash, check, shares with a fair market value equal to the aggregate exercise price, consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Amended EIP, net exercise, such other consideration and method of payment to the extent permitted by applicable laws, or any combination of the foregoing methods of payment.

Subject to the provisions of the Amended EIP, the Plan Administrator determines the remaining terms of the options (e.g., vesting). After the termination of service of an employee, independent contractor, or non-employee director, the participant may exercise his or her option, to the extent vested as of such date of termination, for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights

SARs may be granted under the Amended EIP. SARs allow the participant to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Subject to the provisions of the Amended EIP, the Plan Administrator determines the terms of SARs, including when such rights vest and become exercisable and whether to settle such awards in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a SAR will be no less than 100% of the fair market value per share on the date of grant. The specific terms will be set forth in an award agreement.

Restricted Stock Awards

RSAs may be granted under the Amended EIP. RSAs are grants of shares of our common stock that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Shares will vest and the restrictions on such shares will lapse, in accordance with terms and conditions established by the Plan Administrator. Such terms may include, among other things, vesting upon the achievement of specific performance goals determined by the Plan Administrator and/or continued service. The Plan Administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of RSAs generally will have voting rights with respect to such shares upon grant without regard to vesting, unless the Plan Administrator provides otherwise. Shares that do not vest for any reason will be forfeited by the participant and will revert to the Company. The specific terms will be set forth in an award agreement.

Restricted Stock Units

RSUs may be granted under the Amended EIP. Each RSU granted is a bookkeeping entry representing an amount equal to the fair market value of one share of our common stock. The Plan Administrator determines the terms and conditions of RSUs including the vesting criteria, which may include achievement of specified performance criteria or continued service, and the form and timing of payment. The Plan Administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. The Plan Administrator determines in its sole discretion whether an award will be settled in stock, cash, or a combination of both. The specific terms will be set forth in an award agreement.

Stock Bonus Awards

A stock bonus award is an award of shares to a participant without a purchase price that is not subject to any restrictions. The Plan Administrator will determine the number of shares to be awarded to the participant under a stock bonus award and any other terms applicable to such stock bonus award. A stock bonus award may be paid in cash, whole shares, or a combination thereof, based on the fair market value of the shares subject to the stock bonus award on the date of payment, as determined in the sole discretion of the Plan Administrator.

Other Stock-Based Awards

Other stock-based awards are awards that are based on or measured by our common stock and may be granted at any time and from time to time as determined by the Plan Administrator. After the Plan Administrator determines that it will grant any other stock-based award, it will advise the participant in an award agreement of the terms, conditions, and restrictions (if any) related to the grant. The Plan Administrator will set the vesting criteria and other terms of the other stock-based award in its discretion. An other stock-based award will vest at such times and upon such terms as are determined by the Plan Administrator, which may include upon the completion of a specified period of service with the Company or an affiliate and/or be based upon the achievement of performance goals during a performance period as set out in advance in the participant’s award agreement. Payment may be made in the form of cash, whole shares, or a combination thereof, based on the fair market value of the shares subject to the other stock-based award on the date of payment, as determined in the sole discretion of the Plan Administrator.

Performance Awards

The Plan Administrator may grant stock options, SARs, RSAs, RSUs and other stock-based awards that are subject to the satisfaction of specified performance criteria. The Plan Administrator determines the terms surrounding performance awards, including the required levels of performance with respect to specified business criteria (including any adjustment(s) thereto that will be applied in determining the achievement of such performance criteria), the corresponding amounts payable upon achievement of such levels of performance, and the termination and forfeiture provisions; provided that all performance criteria must be determined when the achievement of such criteria remains substantially uncertain.

The Plan Administrator in its discretion may make performance goals applicable to a participant with respect to an equity award. In the Plan Administrator’s discretion, one or more of the following performance goals may apply: (1) sales or non-sales revenue; (2) return on revenue; (3) operating income; (4) income or earnings including operating income; (5) income or earnings before or after taxes, interest, depreciation and/or amortization; (6) income or earnings from continuing operations; (7) net income; (8) pre-tax income or after-tax income; (9) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (10) raising of financing or fundraising; (11) project financing; (12) revenue backlog; (13) gross margin; (14) operating margin or profit margin; (15) capital expenditures, cost targets, reductions and savings and expense management; (16) return on assets (gross or net), return on investment, return on capital, or return on stockholder equity; (17) cash flow, cash equivalents, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (18) performance warranty and/or guarantee claims; (19) stock price or total stockholder return; (20) earnings or book value per share (basic or diluted); (21) economic value created; (22) pre-tax profit or after-tax profit; (23) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, completion of strategic agreements such as licenses, joint ventures, acquisitions, and the like, geographic business expansion, objective customer satisfaction or information technology goals, intellectual property asset metrics; (24) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (25) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, compliance, headcount, performance management, completion of critical staff training initiatives; (26) objective goals relating to projects, including project completion, timing and/or achievement of milestones, project budget, technical progress against work plans; (27) enterprise resource planning; and (28) such other criteria as established by the Plan Administrator. Awards issued to participants may take into account other criteria (including subjective criteria).

Performance goals may differ from participant to participant, performance period to performance period and from equity award to equity award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, any increase (or decrease) over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to us), (iii) on a per share and/or share per capita basis, (iv) against the performance of us as a whole or against any of our affiliate(s), a particular segment(s), a business unit(s) or a product(s) of ours or an individual project company, (v) on a pre-tax or after-tax basis, (vi) on a GAAP or non-GAAP basis, and/or (vii) using an actual foreign exchange rate or on a foreign exchange neutral basis. The Plan Administrator shall determine and approve the extent to which such performance goals have been timely achieved and the extent to which the shares subject to such award have thereby been earned.

Dividends, Dividend Equivalents and Other Distributions

Dividends or other distributions may be paid or credited, as applicable, with respect to any shares subject to an award, as determined by the Plan Administrator and contained in the applicable award agreement, which may take the form of dividend equivalents or otherwise; provided, however, that (i) dividends or other distributions (including dividend equivalents) may be paid or distributed with respect to any such shares only if, when and to the extent such shares have vested under the terms of such award agreement, and (ii) any dividends or other distributions (including dividend equivalents) that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such award agreement. Dividend equivalents or otherwise may not be credited with respect to options and SARs unless such dividend equivalents comply with applicable laws, including but not limited to Section 409A of the Code.

Change in Time Commitment

In the event a participant’s regular level of time commitment in the performance of his or her services for the Company or any affiliate is reduced (for example, and without limitation, if the participant is an employee of the Company and the employee has a change in status from full-time to part-time or takes an extended leave of absence) after the date of grant of any award, the Plan Administrator, in its sole discretion, may, subject to applicable laws, (a) make a corresponding reduction in the number of shares or cash amount subject to any portion of such award that is scheduled to vest, become exercisable and/or become payable after the date of such change in time commitment, and (b) in lieu of or in combination with such a reduction, extend the vesting, exercise or payout schedule applicable to such award (in accordance with Section 409A of the Code, as applicable). In the event of any such reduction, the participant will have no right with respect to any portion of the award that is so reduced.

Leaves of Absence/Transfer Between Locations

The Plan Administrator shall have the discretion to determine at any time whether and to what extent the vesting of awards shall be suspended during any leave of absence; provided, however, that in the absence of such determination, vesting of Awards shall continue during any paid leave and shall be suspended during any unpaid leave (unless otherwise required by applicable laws). A participant will not cease to be an employee in the case of (i) any leave of absence approved by the participant’s employer or (ii) transfers between locations of the Company or between the Company or any affiliate. If an employee is holding an ISO and such leave exceeds three months then, for purposes of ISO status only, such employee’s service as an employee shall be deemed terminated on the first day following such three month period and the ISO shall thereafter automatically treated for tax purposes as a NSO in accordance with applicable laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.

Transferability of Awards; Prohibition on Loans

Unless the Plan Administrator provides otherwise, the Amended EIP generally does not allow for the transfer of awards and only the recipient of an option or SAR may exercise such an award during his or her lifetime. If the Plan Administrator makes an award transferable, such award will contain such additional terms and conditions as the Plan Administrator deems appropriate; provided, that in no event may any award be transferred for consideration to a third-party financial institution. No participant will be permitted to execute a promissory note as partial or full consideration for the purchase of shares.

Certain Adjustments

In the event of certain corporate events or changes in our capitalization, to prevent dilution, diminution or enlargement of the benefits or potential benefits available under the Amended EIP, the Plan Administrator will make adjustments to one or more of the number and class of shares that may be delivered under the Amended EIP and/or the number, class, and price of shares covered by each outstanding award. In the event of a proposed winding up, liquidation, or dissolution of the Company, the Plan Administrator will notify participants as soon as practicable, and all awards will terminate immediately prior to the consummation of such proposed transaction.

Corporate Transaction or Change in Control

The Amended EIP provides that in the event of a corporate transaction, each outstanding award (vested or unvested) will be treated as the Plan Administrator determines, which determination may be made without the consent of any participant and need not treat all outstanding awards (or portion thereof) in an identical manner. Such determination, without the consent of any participant, may provide (without limitation) for one or more of the following in the event of a corporate transaction: (A) the continuation of such outstanding awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or other equity awards for such awards; (D) the cancellation of such awards in exchange for a payment to the participants equal to the excess of (1) the fair market value of the shares subject to such awards as of the closing date of such corporate transaction over (2) the exercise price or purchase price paid or to be paid (if any) for the shares subject to the awards; provided further, that at the discretion of the Plan Administrator, such payment may be subject to the same conditions that apply to the consideration that will be paid to holders of shares in connection with the transaction; provided, however, that any payout in connection with a terminated award shall comply with Section 409A of the Code to the extent necessary to avoid taxation thereunder; (E) the cancellation of any outstanding awards for no consideration; or (F) the opportunity for participants to exercise the options prior to the occurrence of the corporate transaction and the termination (for no consideration) upon the consummation of such corporate transaction of any options not exercised prior thereto.

The Amended EIP further provides that, unless otherwise set forth in an award agreement, in any other written agreement between the Company or any affiliate and the participant, or in any director compensation policy of the Company, in the event of a “change in control”: any or all outstanding awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares of the Company held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, as provided above, pursuant to a change in control, then notwithstanding any other provision in the Amended EIP to the contrary, such awards will expire on such transaction at such time and on such conditions as the Plan Administrator will determine; the Plan Administrator may, in its sole discretion, accelerate the vesting of such awards in connection with a change in control, with any performance-based award vesting at target level (or at such other level(s) provided in an award agreement).

For purposes of the Amended EIP, change in control generally includes:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization;

(ii) The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (x) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (y) to a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company or (z) to a continuing or surviving entity in connection with a merger, consolidation or corporate reorganization which does not result in a change in control under clause (i) above);

(iii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election;

(iv) The consummation of any transaction as a result of which any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities.

A transaction will not constitute a change in control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

Compliance with Applicable Law and Company Policies; Compensation Recovery

The Amended EIP provides that each participant must comply with applicable law, the Company’s Code of Ethics, and the Company’s corporate policies, as applicable, including without limitation the Company’s Compensation Recovery Policy, and that (i) compliance with applicable law, the Company’s Code of Ethics, and the Company’s corporate policies, as applicable, will be a pre-condition to earning, or vesting in, any award and (ii) any awards which are subject to the Company’s Compensation Recovery Policy will not be earned or vested, even if already granted, paid or settled, until the Company’s Compensation Recovery Policy ceases to apply to such awards and any other vesting conditions applicable to such awards are satisfied.

Plan Amendment, Termination

The Plan Administrator has the authority to amend, suspend, or terminate the Amended EIP provided such action does not materially impair the existing rights of any participant (unless mutually agreed in writing between the participant and the Plan Administrator).

Term of Plan

The Amended EIP, if approved by stockholders, will continue in effect until April 14, 2035.

Governing Law

The Amended EIP will be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

Summary of Federal Income Tax Consequences

THE FOLLOWING IS ONLY A SUMMARY OF THE EFFECT OF THE U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE AMENDED EIP. IT DOES NOT PURPORT TO BE COMPLETE, AND IT DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Incentive Stock Options. An optionee who is granted an ISO does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon an optionee’s sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. The difference between the amount treated as ordinary income from such premature sale and the amount realized will be characterized as capital gain or loss.

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a NSO. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock Awards. If at the time of purchase, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company.

Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of a SAR. When the SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any common stock received upon the exercise.

Restricted Stock Units, Performance Shares and Performance Units. A participant generally will recognize no income upon the receipt of a RSU, performance share or performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any unrestricted shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of federal income and employment taxes. If the participant receives performance shares, the participant generally will be taxed in the same manner as described above under “Restricted Stock Awards.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of unrestricted shares on the date they were issued, will be taxed as a long- or short-term capital gain or loss, depending on whether the shares have been held for more than one year since they were acquired by the participant.

Company Tax Deduction. The Company generally will be entitled to a tax deduction in connection with an award under the Amended EIP in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the vesting of a restricted stock unit). Special rules limit the deductibility of compensation paid to certain executive officers.

Section 409A. Section 409A of the Code, or Section 409A, provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Amended EIP with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

New Plan Benefits

Our named executive officers and directors have an interest in this proposal because they are eligible to participate in the Amended EIP. The Amended EIP does not provide for set benefits and we have not approved any awards that are conditioned on stockholder approval of the Amended EIP. However, as discussed in further detail in the section entitled “Outside Director Compensation”, each of our current non-employee directors serving as a member of our Board of Directors on the date of each annual meeting, is entitled to an annual grant of restricted stock units equal to $150,000 divided by the average closing price of our common stock on the New York Stock Exchange over the 30 trading days preceding the grant. These restricted stock units will vest on the date of the subsequent annual meeting, subject to the director’s continued service through the vesting date. As of the date of the Annual Meeting, such awards will be granted under the Amended EIP.

The following table summarizes the aggregate value of the shares that our non-employee directors as a group will receive if those that are nominated are elected and remain a director following the Annual Meeting. It also highlights the fact that none of our executive officers or employees will receive any set benefits or awards that are conditioned upon stockholder approval of the Amended EIP. All other future awards under the Amended EIP are discretionary and cannot be determined at this time.

Name of Individual or Group	Dollar Value($)	Number of Shares Underlying Stock Awards
Eric B. Stang
President and Chief Executive Officer	—	—

Shig Hamamatsu
Chief Financial Officer	—	—

Jenny C. Yeh
Senior Vice President and Chief Legal Officer	—	—

Namrata Sabharwal
Chief Accounting Officer	—	—

All current executive officers as a group	—	—
All current directors who are not executive officers as a group(1)	$900,000	—
All employees, including all current officers who are not executive officers, as a group	—	—

(1) The number of shares subject to each non-employee director’s RSU award will not be determinable until the grant date under the terms of the Amended EIP. Assuming the one non-employee director nominee is elected at the Annual Meeting, these amounts reflect the standard annual equity award of $150,000 granted to each non-employee director under the terms of the Amended EIP.

Historical Plan Benefits

The table below shows, as to the listed individuals and specified groups, the number of shares of common stock subject to an equity award grant (even if not currently outstanding) under the EIP from the inception of the EIP through April 10, 2025.

Name of Individual or Group(1)	Number of Shares
Eric B. Stang
President and Chief Executive Officer	2,120,000
Shig Hamamatsu
Chief Financial Officer	259,000
Jenny C. Yeh
Senior Vice President and Chief Legal Officer	219,000
Namrata Sabharwal
Chief Accounting Officer	133,500
All current executive officers as a group	2,731,500
All current directors who are not executive officers as a group(1)	639,712
Each nominee for election as a director
Peter J. Goettner	117,711
Eric B. Stang	2,120,000
Jenny C. Yeh	219,000
All employees, including all current officers who are not executive officers, as a group	8,937,156

(1) No awards have been granted under the EIP to any associate of any of our directors (including nominees) or executive officers, and no person received 5% or more of the total awards granted under the EIP since its inception.

Equity Compensation Plan Information

At January 31, 2025, we maintained two equity compensation plans, both of which were approved by our Board of Directors and our stockholders prior to our initial public offering. The following table provides the information shown for each of the two plans as of January 31, 2025.

Plan	Shares issuable upon exercise of outstanding plan options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Shares remaining available for future issuance under plan (excluding those reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	2,509,434	(2)	$13.14	5,404,402	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	2,509,434		$13.14	5,404,402

(1)
Includes our EIP and ESPP. For a description of these plans, see Note 8 to our Consolidated Financial Statements in the Company’s Annual Report on Form 10-K filed with the SEC on April 1, 2025.
(2)
This number represents outstanding options and outstanding and unvested restricted stock unit awards issued under the 2005 Stock Plan and EIP.
(3)
This number includes 3,248,603 shares available for issuance under the EIP and 2,155,799 shares reserved for issuance under the ESPP. The Board of Directors did not approve evergreen share increases to the EIP nor the ESPP in fiscal 2025. The EIP provides that on the first day of each fiscal year beginning in fiscal 2017 and ending in 2025, the number of shares available for issuance thereunder is automatically increased by a number equal to the lesser of (i) 5% of the outstanding shares of our common stock as of the last day of our immediately preceding fiscal year and (ii) such other amount as the Board of Directors may determine. Our ESPP provides that on the first day of each fiscal year beginning in fiscal 2017, the number of shares available for issuance thereunder is automatically increased by a number equal to the lesser of (i) 2% of the outstanding shares of our common stock on the first day of such fiscal year, or (ii) such other amount as the Board of Directors may determine. As discussed above, if Proposal Four is approved by our stockholders, the “evergreen” feature providing for annual increase of shares available under the EIP will be eliminated.

Vote Required

Approval of the Amended EIP requires the affirmative vote of a majority of shares participating in the Annual Meeting online or represented by proxy and entitled to vote on such proposal. Abstentions are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote “against” the proposal. Broker non-votes will not count as votes cast for purposes of this proposal.

The Board of Directors unanimously recommends that stockholders vote “FOR” the amendment and restatement of the 2015 Equity Incentive Plan.

PROPOSAL FIVE: AMENDMENT AND RESTATEMENT OF THE 2015 EMPLOYEE STOCK PURCHASE PLAN

In April 2025, the Board approved the amendment and restatement of the Ooma, Inc. 2015 Employee Stock Purchase Plan (the “ESPP”), to prevent the ESPP from expiring in July 2025, in accordance with the recommendation of the compensation committee, and directed that the amended ESPP (the “Amended ESPP”) be submitted to stockholders for approval at the Annual Meeting.

We are asking our stockholders in this Proposal Five to approve our Amended ESPP to, among other things: (i) increase the number of shares of common stock reserved for issuance under the ESPP by 795,144 shares; (ii) remove the “evergreen” feature providing for annual increases in the number of shares reserved for issuance under the ESPP without stockholder approval; (iii) eliminate the term of the ESPP so that the ESPP will not expire; and (iv) make certain other best practice and administrative changes to the ESPP.

Our Board recommends a vote FOR approval of the Amended and Restated 2015 Employee Stock Purchase Plan.

Reasons to Approve the Amended ESPP

The approval of the Amended ESPP by our stockholders is important to prevent the ESPP from expiring in July 2025. If our stockholders do not approve this proposal, then the Amended ESPP, including an increase in the number of shares available for issuance and the other amendments described in this proposal, will not become effective.

The ESPP is designed to provide our eligible employees and those of our designated affiliates with the opportunity to purchase shares of our common stock at a discount on periodic purchase dates through accumulated payroll deductions. The ESPP allows U.S.-based employees to make such purchases in a manner intended to result in favorable tax treatment under Section 423 of Internal Revenue Code of 1986, as amended and restated (“Section 423 of the Code”). We may also approve offerings under the ESPP that are not intended to qualify for such favorable tax treatment under Section 423 of the Code in which eligible employees who are not subject to U.S. tax laws may participate.

As of April 10, 2025, an aggregate of 1,954,856 shares of common stock remained available for future issuance under the ESPP. We believe that, if stockholders approve the Amended ESPP, the additional shares reserved under the Amended ESPP will be sufficient to enable us to grant purchase rights under the ESPP for approximately the next nine years assuming a stable stock price and consistent participation rate in the Amended ESPP.

Our Board believes the proposed share increase is in the best interests of the Company and its stockholders, as we believe our success is largely due to our highly talented employee base and that our future success depends on our ability to attract and retain high caliber personnel. We believe that the ESPP is an important employee retention and recruitment vehicle, as it closely aligns the interests of our employees with those of our stockholders by encouraging employees to invest in our common stock, and helps our employees share in the Company’s success through the appreciation in value of such purchased stock.

The Board also believes that amending the ESPP to remove the plan term will enable us to continue offering benefits to employees under the ESPP without regard to a term limit. In addition, the Board believes that making the amendments summarized below, including removal of the evergreen feature, will further align the ESPP with corporate governance best practices and applicable law.

Summary of Material Changes to the ESPP

The Amended ESPP is being amended to provide for the following:

•
Increase Share Reserve. Increase the number of shares reserved for issuance by 795,144 shares.

•
Remove Evergreen Feature. Remove “evergreen” feature providing for annual increase of shares available for sale under the ESPP. The Amended ESPP does not contain any provision pursuant to which the share reserve would be automatically increased in the future without stockholder approval.
•
Clarify Eligible Compensation. Clarify that eligible compensation for purposes of the Amended ESPP means an eligible employee’s regular and recurring straight time gross earnings, bonuses, commissions, payments for overtime, doubletime and shift premium, but exclusive of payments for profit sharing contributions, employee benefits paid for by the Company or any designated subsidiary, imputed income (whether or not arising under any Company or designated subsidiary group insurance or benefit program), traveling expenses, business expense reimbursements, moving expense reimbursements, housing and living allowances, income received, reported or otherwise recognized in connection with equity awards, contributions made by the Company or a designated subsidiary under any employee benefit plan, and other similar compensation.
•
Reduction of Length of Offering Period. Provide that offering periods under the Amended ESPP shall mean the periods of approximately six months during which an option granted pursuant to the plan may be exercised, (i) commencing on the first trading day on or after March 15 of each year and terminating on the first trading day on or following September 15, approximately six months later, and (ii) commencing on the first trading day on or after September 15 of each year and terminating on the first trading day on or following March 15, approximately six months later.
•
Clarification of Maximum Offering Period. Clarify that no offering period under the ESPP may be more than 27 months.
•
Clarification of Date of Termination. Clarify that whether and when a termination of employment has occurred will be determined by the ESPP Administrator, in its sole discretion, regardless of any notice period or garden leave required under local law.
•
Clarification of Treatment in Connection with Certain Leaves of Absence and Transfers of Employment. Clarify that the ESPP Administrator may establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, including rules regarding transfer of employment among the Company and designated subsidiaries, and that the ESPP Administrator may establish termination of employment procedures for the Amended ESPP which are independent of similar rules established under other benefit plans of the Company and its subsidiaries. The Amended ESPP further clarifies that, subject to applicable law, a participant’s participation in the ESPP will not terminate while the participant is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed three months, or if longer, so long as the participant’s right to reemployment upon the expiration of such leave is guaranteed by contract or statute.
•
Clarify Authority of the ESPP Administrator. Clarify that the ESPP Administrator will be entitled to amend the offering periods or purchase periods and determine the terms of new offering periods (including, but not limited to (i) the length of such offering periods, provided that no such offering period shall be more than 27 months, (ii) whether such offering periods will include one or more embedded offering periods and/or (iii) whether such offering periods will have an automatic restart or reset provision), and provide for overlapping offering periods.
•
Removal of Plan Term. Subject to stockholder approval, the Amended ESPP will be effective April 14, 2025 and will continue in effect until terminated by the Board.
•
Provide the Plan is Subject to Delaware Law. Provide that the Amended ESPP is to be construed in accordance with and governed by the internal laws of the State of Delaware.

The Amended ESPP Reflects Governance Best Practices

The Amended ESPP includes provisions that protect our stockholders’ interests and reflect corporate governance best practices, including:

•
Purchase price is at least 85% of fair market value.

•
Offering periods do not exceed 27 months.

•
The number of shares allocated to the Amended ESPP is less than 10% of our outstanding shares overall.

Description of the Amended ESPP

The material terms and provisions of the Amended ESPP are summarized below. This summary, however, does not purport to be a complete description of the Amended ESPP. The following summary of the Amended ESPP is qualified in its entirety by reference to the complete text of the Amended ESPP, a copy of which is included as Appendix B to this Proxy Statement.

Purpose

The purpose of the ESPP is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase common stock of the Company through accumulated payroll deductions (or through other means as set forth in the ESPP). The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “423 Component”). Notwithstanding the forgoing, the Company may make offerings under the ESPP that are not intended to qualify under Section 423 of the Code to the extent deemed advisable for designated subsidiaries outside the United States (“Non-423 Component”). Unless the ESPP Administrator expressly states otherwise, each designated subsidiary will be designated to be participating in the 423 Component.

Share Reserve

If the Amended ESPP is approved, subject to adjustment upon certain changes in capitalization of the Company as provided in the Amended ESPP, the cumulative maximum number of shares of common stock which will be made available for sale under the Amended ESPP will be 4,672,911 shares (the “Share Reserve”), which includes 795,144 additional shares of common stock. After taking into account the 795,144 share increase, there will be 2,750,000 shares of common stock available for future option grants under the ESPP if the Amended ESPP is approved, based on the 1,954,856 shares of common stock that remained available for future option grants under the ESPP as of April 10, 2025. All of these shares may be issued under the offerings made under the ESPP that comply with the requirements of Section 423 of the Code or offerings made under the Non-423 Component. The Amended ESPP does not contain any provision pursuant to which the share reserve would be automatically increased in the future without stockholder approval.

If the ESPP Administrator determines that, on a given exercise date, the number of shares of common stock with respect to which options are to be exercised may exceed (i) the number of shares of common stock that were available for sale under the Amended ESPP on the offering date of the applicable offering period, or (ii) the number of shares of common stock available for sale under the Amended ESPP on such exercise date, the ESPP Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the shares available for purchase on such offering date or exercise date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase common stock on such exercise date, and continue all offering periods then in effect or terminate all offering periods then in effect. The Company may make a pro rata allocation of the shares available on the offering date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Amended ESPP by the Company’s stockholders subsequent to such offering date.

Eligibility

Any individual who is a common law employee of the Company or any designated subsidiary and is customarily employed for more than twenty (20) hours per week and more than five (5) months in any calendar year by the Company or a designated subsidiary on the first date of an offering period (each an “offering date”) subsequent to the first offering period under the ESPP is eligible to participate in the ESPP. Prior to an offering date, the ESPP Administrator, in its discretion, may (to the extent compliant with the Section 423 of the Code rules regarding equal rights and privileges) determine that the definition of an eligible employee will or will not include an individual if such individual: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the ESPP Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the ESPP Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is an executive, officer or other manager, or (v) is a highly compensated employee under Section 414(q) of the Code. With respect to offerings made under the Non-423 Component of the Amended ESPP, the Administrator may expand eligibility or may limit eligibility further.

As of April 10, 2025, approximately 501 employees, including four executive officers, were eligible to participate in the Amended ESPP. Non-employee directors and consultants are not eligible to participate in the Amended ESPP.

Participation

An eligible employee may participate in the Amended ESPP by (i) submitting a properly completed subscription agreement authorizing payroll deductions (in a form provided by the ESPP Administrator) to the Company’s payroll office (or its designee) on or before a date prescribed by the ESPP Administrator prior to an applicable offering date or (ii) following an electronic or other enrollment procedure prescribed by the ESPP Administrator.

Plan Administration

Our Board of Directors or a committee of the Board of Directors designated by the Board of Directors to administer the Amended ESPP has the authority to administer the Amended ESPP. Our Board of Directors has delegated this authority to the compensation committee. Subject to the terms of the Amended ESPP, our Board of Directors or the authorized committee, referred to in this proposal as the “ESPP Administrator,” determines recipients. The Amended ESPP is administered by our compensation committee.

The ESPP Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Amended ESPP, to determine eligibility and to adjudicate all disputed claims filed under the Amended ESPP. Every finding, decision and determination made by the ESPP Administrator will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding anything to the contrary, the ESPP Administrator may adopt rules or procedures relating to the operation and administration of the Amended ESPP to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the ESPP Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of eligible compensation, handling of payroll deductions, making of contributions to the Amended ESPP (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates which vary with local requirements.

Offering Periods

The Amended ESPP will be implemented by overlapping or consecutive offering periods (consisting of one or more purchase periods), as the case may be, with a new offering period commencing on the offering date (which is the first trading day of each offering period), or on such other date as the ESPP Administrator will determine. Each offering period under the Amended ESPP will generally be a period of approximately six (6) months (i) commencing on the first trading day on or after March 15 of each year and terminating on the first trading day on or following September 15, and (ii) commencing on the first trading day on or after September 15 of each year and terminating on the first trading day on or following March 15. The ESPP Administrator will have the power to change the duration of offering periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first offering period to be affected thereafter; provided that, no offering period may be more than 27 months.

Purchase Periods

Under the Amended ESPP, a purchase period refers to a period of time specified within an offering period, generally beginning on the offering date or on the first trading day following an exercise date, and ending on one or more dates during an offering period selected by the ESPP Administrator on which an option granted pursuant to the plan will be exercised and on which purchases of shares of common stock will be carried out in accordance with such offering period. An offering period may consist of one or more purchase periods.

Payroll Deductions

At the time a participant enrolls in the Amended ESPP, the participant will elect to have payroll deductions made on each pay day during the offering period in an amount not exceeding 15% of the participant’s eligible compensation which the participant receives on each pay day during the offering period. Notwithstanding the foregoing, if a pay day occurs on the first trading day on or after March 15 or September 15, as applicable (each, an “exercise date”), a participant will have the payroll deductions made on such day applied to the participant’s account under the subsequent purchase period or offering period. A Participant’s subscription agreement will remain in effect for successive offering periods unless terminated as provided in the Amended ESPP.

All payroll deductions made for a participant will be credited to the participant’s account under the Amended ESPP (which will be recorded by the Company or designated subsidiary on its books, but not be an externally held account unless required under applicable law) and will be withheld in whole percentages only. Individual accounts will be maintained for each participant in the Amended ESPP. A participant may not make any additional payments into such account, except if there are countries outside the United States in which payroll deductions for participation in the Amended ESPP are not permitted under applicable law, the ESPP Administrator may allow eligible employees to participate by remitting payment to the Company or designated subsidiary by check, wire transfer or other feasible means, and shall determine procedures for facilitating participation in the Amended ESPP. No interest will accrue on the payroll deductions (or contributions) in the Amended ESPP, unless legally required in any foreign country in which the Amended ESPP is offered, and such term does not violate the requirements of Section 423 of the Code, as applicable.

If permitted by the ESPP Administrator, for an offering period, a participant may increase or decrease the rate of the participant’s payroll deductions during the offering period by (i) properly completing and submitting a new subscription agreement authorizing the change in payroll deduction rate (in the form provided by the ESPP Administrator) to the Company’s payroll office (or its designee) on or before a date prescribed by the ESPP Administrator prior to an applicable exercise date or (ii) following an electronic or other procedure prescribed by the ESPP Administrator. If a participant has not followed such procedures to change the rate of payroll deductions, the rate of the participant’s payroll deductions will continue at the originally elected rate throughout the offering period and future offering periods unless terminated by the participant. The ESPP Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by participants during any purchase period or offering period. Any change in payroll deduction rate will be effective as of the first full payroll period following five business days after the date on which the change is made by the participant (unless the ESPP Administrator, in its sole discretion, elects to process a given change in payroll deduction rate more quickly).

To the extent necessary to comply with Section 423(b)(8) of the Code and the limitations described under the section titled “Certain Limitations” below, a participant’s payroll deductions may be decreased to 0% at any time during a purchase period. Subject to Section 423(b)(8) of the Code and the limitations described under the section titled “Certain Limitations” below, payroll deductions will recommence at the rate originally elected by the participant effective as of the beginning of the first purchase period which is scheduled to end in the following calendar year unless terminated by the participant.

The Company may use all contributions received or held by it under the Amended ESPP for any corporate purpose, and the Company will not be obligated to segregate such contributions, unless and to the extent legally required in any foreign country in which the Amended ESPP is offered.

For purposes of the Amended ESPP, eligible compensation includes an eligible employee’s regular and recurring straight time gross earnings, bonuses, commissions, payments for overtime, doubletime and shift premium, but excludes payments for profit sharing contributions, employee benefits paid for by the Company or any designated subsidiary, imputed income (whether or not arising under any Company or designated subsidiary group insurance or benefit program), traveling expenses, business expense reimbursements, moving expense reimbursements, housing and living allowances, income received, reported or otherwise recognized in connection with equity awards, contributions made by the Company or a designated subsidiary under any employee benefit plan, and other similar compensation. The ESPP Administrator, in its discretion, may establish a different definition of eligible compensation for a subsequent offering period on a uniform and nondiscriminatory basis. In addition, the ESPP Administrator has the authority to make decisions about how eligible compensation should be interpreted for eligible employees outside the United States to the extent there are items of compensation or remuneration not specifically addressed in the Amended ESPP.

Grant of Options; Exercise of Option

On the offering date of each offering period, each eligible employee participating in such offering period will be granted an option to purchase on each exercise date up to a number of shares of common stock determined by dividing such eligible employee’s payroll deductions accumulated prior to such exercise date and retained in the eligible employee’s account as of the exercise date by the applicable purchase price, subject to the limitations described under the section titled “Certain Limitations” below. The option will expire on the last day of the offering period.

Unless a participant withdraws from the Amended ESPP, the participant’s option will be exercised automatically on the exercise date, and the maximum number of full shares subject to the option will be purchased for such participant at the applicable purchase price with the accumulated payroll deductions (or contributions) in the participant’s account. No fractional shares of common stock will be purchased, and any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share will be retained in the participant’s account for the subsequent purchase period or offering period, subject to earlier withdrawal by the participant. Any other funds left over in a participant’s account after the exercise date will be returned to the participant.

Purchase Price

The purchase price for shares of commons stock under the Amended ESPP is an amount equal to 85% of the lower of the fair market value of a share of common stock on the offering date or on the exercise date; provided, that the ESPP Administrator, in its discretion, may establish a different purchase price for any offering period, subject to compliance with Section 423 of the Code or pursuant to the Amended ESPP. For purposes of the Amended ESPP, fair market value is generally the closing sales price for the common stock on the date of determination if that date is a trading day, or if that day is not a trading day, for the last market trading day prior to the date of determination.

Certain Limitations

Notwithstanding anything to the contrary in the Amended ESPP, no eligible employee will be granted an option under the Amended ESPP to the extent that, immediately after the grant, such eligible employee (or any other person whose stock would be attributed to such eligible employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any parent or subsidiary of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any parent or subsidiary of the Company. In addition, no eligible employee will be granted an option under the Amended ESPP to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any parent or subsidiary of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time. In addition, an eligible employee will not be permitted to purchase more than 6,250 shares during each purchase period (subject to any adjustment pursuant to the Amended ESPP) (the “Offering Period Maximum”). The ESPP Administrator may, for future offering periods, increase or decrease, in its absolute discretion (but in accordance with Section 423 of the Code, as applicable), the maximum number of shares that an eligible employee may purchase during each purchase period of an offering period.

Delivery; Reports

As soon as reasonably practicable after each exercise date on which a purchase of shares occurs, the Company will arrange the delivery to each participant of the shares purchased upon exercise of the participant’s option in a form determined by the ESPP Administrator (in its sole discretion) and pursuant to rules established by the ESPP Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares.

Shares will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law and will be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

No participant will have any voting, dividend, or other stockholder rights with respect to shares of common stock subject to any option granted under the Amended ESPP until such shares have been purchased and delivered to the participant. Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant will only have the rights of an unsecured creditor with respect to such shares.

Statements of account will be given to participating eligible employees, which statements will set forth the amounts of payroll deductions, the purchase price, the number of shares purchased and the remaining cash balance, if any.

Tax Withholding

At the time the option, or shares issued or to be issued pursuant thereto, is subject to any tax-related items (e.g., at the time the option is granted, exercised, in whole or in part, or at the time some or all of the common stock issued under the Amended ESPP is disposed of), the participant must make adequate provision for the Company’s or the applicable employer’s federal, state, foreign or any other tax or social insurance contribution liability payable to any authority, national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the common stock. At any time, the Company or the applicable employer may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company or the applicable employer to meet applicable withholding or other obligations for any tax-related items, including any withholding required to make available to the Company or the applicable employer any tax deductions or benefits attributable to sale or early disposition of common stock by the eligible employee. Alternatively, the Company may refuse to release shares purchased until the eligible employee satisfies any such tax withholding or other obligations.

Transferability; Death

Neither contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares of common stock under the Amended ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as described below in connection with a participant’s death) by the participant. Any such attempt at assignment, transfer, pledge, or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an offering period. During a participant’s lifetime, a participant’s option to purchase shares under the Amended ESPP is exercisable only by the participant.

The ESPP Administrator may allow a participant to file a designation of a beneficiary who is to receive any shares of common stock and cash, if any, from the participant’s account under the Amended ESPP in the event of such participant’s death subsequent to an exercise date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, the ESPP Administrator may allow a participant to file a designation of a beneficiary who is to receive any cash from the participant’s account under the Amended ESPP in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective in the United States or to the extent required by applicable law.

If made, such designation of beneficiary may be changed by the participant at any time by notice in a form determined by the ESPP Administrator. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Amended ESPP who is living at the time of such participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

Withdrawal

A participant may withdraw all but not less than all the payroll deductions (or contributions) credited to the participant’s account and not yet used to exercise the participant’s option under the Amended ESPP at any time by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the ESPP Administrator, or (ii) following an electronic or other withdrawal procedure prescribed by the ESPP Administrator. All of the funds credited to the participant’s account will be paid to such participant promptly after receipt of notice of withdrawal. Further, such participant’s option for the offering period will be automatically terminated and no further payroll deductions or other contributions for the purchase of shares will be made for such offering period. If a participant withdraws from an offering period, payroll deductions and other contributions will not resume at the beginning of the succeeding offering period unless the participant re-enrolls in the Amended ESPP. A participant’s withdrawal from an offering period will not have any effect upon such participant’s eligibility to participate in any similar plan which may be adopted by the Company or in succeeding offering periods, which commence after the termination of the offering period from which the participant withdraws.

Termination of Employment

If a participant’s ceases to be an eligible employee for any reason, the participant will be deemed to have elected to withdraw from the Amended ESPP and the payroll deductions (or contributions) credited to such participant’s account during the offering period but not yet used to purchase shares under the Amended ESPP will be returned to such participant (or, in the case of the participant’s death, to the person or persons entitled to such payment under the Amended ESPP), and such participant’s option will be automatically terminated. Subject to the definition of eligible employee as provided in the Amended ESPP, whether a termination of employment has occurred and the date of such termination shall be determined by the ESPP Administrator, in its sole discretion, regardless of any notice period or garden leave required under local law. The ESPP Administrator may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, including rules regarding transfer of employment among the Company and designated subsidiaries, and the ESPP Administrator may establish termination of employment procedures which are independent of similar rules established under other benefit plans of the Company and its subsidiaries. However, subject to applicable law, a participant’s participation in the Amended ESPP will not terminate for purposes of the Amended ESPP while the participant is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed three months, or if longer, so long as the participant’s right to reemployment upon the expiration of such leave is guaranteed by contract or statute. Where the period of leave exceeds three months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three months and one day following the commencement of such leave.

Certain Adjustments

In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the shares, subdivision of the shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of common stock or other securities of the Company or other significant corporate transaction, or other change affecting the common stock occurs, the ESPP Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended ESPP, will, in such manner as it may deem equitable, adjust the number, kind and class of common stock that may be delivered under the Amended ESPP, the purchase price per share and the number of shares of common stock covered by each option under the Amended ESPP which has not yet been exercised, the Offering Period Maximum and the Share Reserve. Notwithstanding the forgoing, all adjustments must be made in a manner that does not result in taxation under Code Section 409A, to the extent applicable.

Dissolution or Liquidation

In the event of the proposed winding up, dissolution or liquidation of the Company, any offering period then in progress will be shortened by setting a new exercise date and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the ESPP Administrator. The new exercise date will be before the date of the Company’s proposed dissolution or liquidation. The ESPP Administrator will notify each participant in writing, prior to the new exercise date, that the exercise date for the participant’s option has been changed to the new exercise date and that the participant’s option will be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the offering period.

Merger or Change in Control

In the event of a merger or change in control (other than a winding up, dissolution or liquidation), each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the offering period with respect to which such option relates will be shortened by setting a new exercise date and will end on the new exercise date. The new exercise date will occur before the date of the Company’s proposed merger or change in control. The ESPP Administrator will notify each participant in writing prior to the new exercise date, that the exercise date for the participant’s option has been changed to the new exercise date and that the participant’s option will be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the offering period.

For purposes of the Amended ESPP, change in control generally includes:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization;

(ii) The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (x) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (y) to a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company or (z) to a continuing or surviving entity in connection with a merger, consolidation or corporate reorganization which does not result in a change in control under clause (i) above;

(iii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(iv) The consummation of any transaction as a result of which any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities.

A transaction will not constitute a change in control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

Plan Amendment; Termination

The ESPP Administrator, in its sole discretion, may amend, suspend, or terminate the Amended ESPP, or any part thereof, at any time and for any reason. If the Amended ESPP is terminated, the ESPP Administrator, in its discretion, may elect to terminate all outstanding offering periods either immediately or upon completion of the purchase of shares on the next exercise date (which may be sooner than originally scheduled, if determined by the ESPP Administrator in its discretion). Alternatively, the ESPP Administrator may elect to permit offering periods to expire in accordance with their terms (and subject to any adjustment described in the section titled “Certain Adjustments” above). If the offering periods are terminated prior to expiration, all amounts then credited to participants’ accounts which have not been used to purchase shares will be returned to the participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable.

Without stockholder consent, the ESPP Administrator will be entitled to change the exercise dates, change the purchase price for any offering period, amend the offering periods or purchase periods, determine the terms of new offering periods (including, but not limited to (i) the length of such offering periods, provided that no such offering period shall be more than 27 months, (ii) whether such offering periods will include one or more embedded offering periods and/or (iii) whether such offering periods will have an automatic restart or reset provision), provide for overlapping offering periods, limit the frequency and/or number of changes in the amount withheld during an offering period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares for each participant properly correspond with amounts withheld from the participant’s eligible compensation, and establish such other limitations or procedures as the ESPP Administrator determines in its sole discretion advisable which are consistent with the Amended ESPP and Section 423 of the Code, to the extent applicable.

In the event the ESPP Administrator determines that the ongoing operation of the Amended ESPP may result in unfavorable financial accounting consequences, the ESPP Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend, or terminate the Amended ESPP to reduce or eliminate such accounting consequence without stockholder approval or the consent of any participants. These ESPP Administrator actions include, but are not limited to: (i) amending the Amended ESPP to conform with the safe harbor definition under Financial Accounting Standards Board Accounting Standards Codification Topic 718, including with respect to an offering period underway at the time; (ii) altering the purchase price for any offering period or purchase period including an offering period or purchase period underway at the time of the change in purchase price; (iii) shortening any offering period or purchase period by setting a new exercise date, including an offering period or purchase period underway at the time of the ESPP Administrator action; (iv) reducing the maximum percentage of eligible compensation a participant may elect to set aside as payroll deductions; and (v) reducing the maximum number of shares a participant may purchase during any offering period or purchase period.

Term of the Amended ESPP

The Amended ESPP will continue in effect until terminated by the ESPP Administrator.

Governing Law

The Amended ESPP and all options thereunder will be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

Summary of U.S. Federal Income Tax Consequences

THE FOLLOWING IS ONLY A SUMMARY OF THE GENERAL U.S. FEDERAL INCOME TAX RULES APPLICABLE TO PARTICIPANTS AND THE COMPANY WITH RESPECT TO OFFERINGS UNDER THE AMENDED ESPP THAT ARE INTENDED TO COMPLY WITH SECTION 423 OF THE CODE.

IT DOES NOT PURPORT TO BE COMPLETE, AND IT DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, OR THE FEDERAL INCOME TAX CONSEQUENCES OF OFFERINGS THAT COMMENCE UNDER THE NON-423 COMPONENT OF THE AMENDED ESPP.

Under the provisions of Sections 421 and 423 of the Code, no income will be taxable to a participant under the 423 Component under the Amended ESPP at the time of grant of the option or purchase of shares. However, a participant may become liable for tax upon dispositions of shares acquired under the Amended ESPP, and the tax consequences will depend on how long a participant has held the shares prior to disposition.

If the shares are disposed of (a) more than two years after the date of the beginning of the offering period and (b) more than one year after the stock is purchased in accordance with the Amended ESPP (or if the employee dies while holding the shares), the following tax consequences will apply. The lesser of (a) the excess of fair market value of the shares at the time of such disposition over the purchase price of the shares (the “option price”), or (b) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the offering date) will be taxed as ordinary income to the participant. Any further gain upon disposition generally will be taxed at long-term capital gain rates. If the shares are sold and the sales price is less than the option price, there is no ordinary income, and the participant has a long-term capital loss equal to the difference. If an employee holds the shares for the holding periods described above, no deduction in respect of the disposition of such shares will be allowed to the Company.

If the shares are sold or disposed of (including by way of gift) before the expiration of either the two year or the one year holding periods described above, the following tax consequences will apply. The amount by which the fair market value of the shares on the exercise date exceeds the option price will be taxed as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The balance of any gain will be taxed as capital gain and will qualify for long-term capital gain treatment if the shares have been held for more than one year following the exercise of the option. If the shares are sold for an amount that is less than their fair market value as of the exercise date, the participant recognizes ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price, and the participant may recognize a capital loss equal to the difference between the sales price and the value of such shares on the exercise date. The Company, in the event of an early disposition, will be allowed a deduction for federal income tax purposes equal to the ordinary income realized by the disposing employee.

Currently, the Company is not required to withhold employment or income taxes upon the exercise of options granted under the 423 Component of the Amended ESPP. However, the Internal Revenue Service may issue guidance in the future requiring the Company to withhold employment and/or income taxes upon a purchase of shares under the 423 Component of the Amended ESPP.

New Plan Benefits

The Amended ESPP does not provide for set benefits or amounts of awards and we have not approved any offerings or options that are conditioned on stockholder approval of the Amended ESPP. Because benefits under the Amended ESPP will depend on employees’ elections to participate and the fair market value of the Company’s common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the Amended ESPP is approved by the stockholders.

Historical Plan Benefits

The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock that have been purchased under the ESPP from the inception of the ESPP through the most recent purchase date. On April 10, 2025 the closing price per share of our common stock was $12.00.

Name of Individual or Group(1)	Number of Shares
Eric B. Stang
President and Chief Executive Officer	—
Shig Hamamatsu
Chief Financial Officer	—
Jenny C. Yeh
Senior Vice President and Chief Legal Officer	14,918
Namrata Sabharwal
Chief Accounting Officer	30,443
All current executive officers as a group	45,361
All current directors who are not executive officers as a group(1)	—
Each nominee for election as a director
Peter J. Goettner	—
Eric B. Stang	—
Jenny C. Yeh	14,918
All employees, including all current officers who are not executive officers, as a group	2,318,715

(1) No awards have been granted under the ESPP to any associate of any of our directors (including nominees) or executive officers, and no person received 5% or more of the total awards granted under the ESPP since its inception.

Equity Compensation Plan Information

Please also refer to “Equity Compensation Plan Information” under “Proposal Four: Amendment and Restatement of 2015 Equity Incentive Plan” of this Proxy Statement for further information about shares, which may be issued upon the exercise of options, warrants and rights granted to employees, consultants, or members of our Board of Directors under all of our equity compensation plans as of January 31, 2025.

For additional information, we encourage you to review the entire text of the Amended ESPP, which is attached as Appendix B to this Proxy Statement.

Vote Required

Approval of the Amended ESPP requires the affirmative vote of a majority of shares participating in the Annual Meeting online or represented by proxy and entitled to vote on such proposal. Abstentions are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote “against” the proposal. Broker non-votes will not count as votes cast for purposes of this proposal.

The Board of Directors unanimously recommends that stockholders vote “FOR” the amendment and restatement of the Company's 2015 Employee Stock Purchase Plan.

ANNUAL REPORTS

The Annual Report on Form 10-K for the fiscal year ended January 31, 2025 (our “Annual Report”) (which is not a part of our proxy soliciting materials), is being mailed with this Proxy Statement to those stockholders that request to receive a copy of the proxy materials in the mail. Stockholders that received the Notice of Internet Availability of Proxy Materials can access this Proxy Statement and our Annual Report at www.proxyvote.com, which does not have “cookies” that identify visitors to the site. Requests for copies of our Annual Report may also be directed to the Corporate Secretary at Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, CA 94085, Attn: Corporate Secretary.

We filed our Annual Report with the SEC on April 1, 2025. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by an Ooma stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to our Annual Report. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to the Corporate Secretary at Ooma, Inc., 525 Almanor Avenue, Suite 200, Sunnyvale, CA 94085, Attn: Corporate Secretary.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Sunnyvale, California

April 18, 2025

Ooma, Inc. 525 Almanor Avenue, Suite 200 Sunnyvale, CA 94085

VOTE BY INTERNET

Before the Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 4, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting – Go to www.virtualshareholdermeeting.com/ooma2025

You may attend the Annual Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 4, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V44323-P06616	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

OOMA, INC.						To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:			For	Withhold	For All
			All	All	Except
1.	To elect three Class I directors to hold office until the 2028 annual meeting of stockholders or until their respective successors are elected and qualified:		☐	☐	☐
Nominees:
	1)	Peter J. Goettner
	2)	Eric B. Stang
	3)	Jenny C. Yeh

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2026.					For ☐	Against ☐	Abstain ☐

3.	To approve a non-binding advisory vote on the compensation of our named executive officers as described in the Proxy Statement.					For ☐	Against ☐	Abstain ☐

4.	To approve an amendment and restatement of the Ooma, Inc. 2015 Equity Incentive Plan.					For ☐	Against ☐	Abstain ☐

5.	To approve an amendment and restatement of the Ooma, Inc. 2015 Employee Stock Purchase Plan.	For ☐	Against ☐	Abstain ☐

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement, FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm as described in Proposal No. 2 of the Proxy Statement, FOR the compensation of our named executive officers as described in Proposal No. 3 of the Proxy Statement, FOR the amendment and restatement of the Ooma, Inc. 2015 Equity Incentive Plan as described in Proposal No. 4 of the Proxy Statement and FOR the amendment and restatement of the Ooma, Inc. 2015 Employee Stock Purchase Plan as described in Proposal No. 5 of the Proxy Statement.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report to Security Holders are available at www.proxyvote.com.

OOMA, INC.

Annual Meeting of Stockholders

June 5, 2025 9:30 A.M.

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Shig Hamamatsu and Jenny C. Yeh, or either of them, as proxies, each having full power of substitution, to vote all of the shares of common stock of, Ooma, Inc., that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 5, 2025, at 9:30 A.M. local time, via live webcast on the Internet at www.virtualshareholdermeeting.com/ooma2025, and any adjournment or postponement thereof, on all matters set forth on the reverse side and in its/their discretion upon such other matters as may properly come before the Annual Meeting.

The undersigned hereby acknowledge(s) receipt of the Proxy Statement dated April 18, 2025, and a copy of Ooma, Inc.'s Annual Report on Form 10-K for the year ended January 31, 2025, as filed with the Securities and Exchange Commission on April 1, 2025. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Ooma, Inc., gives notice of such revocation.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement, FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm as described in Proposal No. 2 of the Proxy Statement, FOR the compensation of our named executive officers as described in Proposal No. 3 of the Proxy Statement, FOR the amendment and restatement of the Ooma, Inc. 2015 Equity Incentive Plan as described in Proposal No. 4 of the Proxy Statement and FOR the amendment and restatement of the Ooma, Inc. 2015 Employee Stock Purchase Plan as described in Proposal No. 5 of the Proxy Statement. This proxy may be revoked at any time prior to the time it is voted.

Continued and to be signed on reverse side